UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239

Name of Registrant: Vanguard Horizon Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2009 – March 31, 2010

Item 1: Reports to Shareholders

Vanguard Strategic Equity Fund
Semiannual Report

March 31, 2010

> Vanguard Strategic Equity Fund returned about 14% for the six months ended March 31, 2010, as stock prices rallied and smaller-capitalization stocks outperformed the broad market.

> The fund outpaced the average return of its peer group, but finished a few steps behind its benchmark index.

> The advisor’s index-beating stock selection in the consumer staples and financial sectors was offset by weakness elsewhere.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	8
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended March 31, 2010
Total
Returns
Vanguard Strategic Equity Fund	14.20%
MSCI US Small + Mid Cap 2200 Index	15.15
Mid-Cap Core Funds Average	13.49
Mid-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2009 , Through March 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Equity Fund	$14.52	$16.37	$0.200	$0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Strategic Equity Fund returned about 14% for the six months ended March 31, 2010, as stocks rallied on optimism about the sustainability of the economic recovery. The fund outperformed the average return of its peer group, but its strong performance nevertheless marked a shortfall relative to the fund’s unmanaged benchmark index. Strong stock selection in the consumer staples and financial sectors was offset by weakness in other areas, most notably in the industrial and energy sectors.

Stock market rally continued despite a few minor setbacks
After a steep but short-lived decline, stocks resumed their uphill trek in February. The broad U.S. stock market ended the six-month period up about 12%. Since stocks began their historic recovery in March just over a year ago, U.S. equities have risen more than 70%.

During the six months, small-capitalization companies outperformed larger-cap companies, while growth stocks trumped their value counterparts, though the differences weren’t all that significant.

Foreign stocks didn’t fare as well as domestic stocks, but still ended the period on a positive note. Investors’ concerns about Greece’s creditworthiness, as well

2

as that of economies such as Spain and Portugal, weighed on the European markets. In Asia, possible changes to China’s monetary policies and weakness in the Japanese market hindered the region’s results. Emerging-market stocks, which made a quick and substantial recovery from the global financial crisis, continued to outperform developed-market stocks.

Investors still favored riskier bond options
The broad U.S. taxable bond market returned about 2% for the period, as investors continued to prefer higher-risk corporate bonds over government issues. The broad municipal bond market returned 0.28%. The yields of longer-term U.S. Treasury bonds rose during the six months, while those of the shortest-term securities remained near 0%.

The Federal Reserve Board has kept its target for short-term interest rates unchanged at 0% to 0.25% since December 2008 and has said that it expects to maintain that rate for “an extended period.” In late February, Fed Chairman Ben Bernanke said that low interest rates were still necessary to help the economy recover, but that the central bank would be ready to tighten credit “at the appropriate time.” The Fed has, however, begun to wind down credit programs established during the financial crisis.

Market Barometer

			Total Returns
		Periods Ended March 31, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.11%	51.60%	2.31%
Russell 2000 Index (Small-caps)	13.07	62.76	3.36
Dow Jones U.S. Total Stock Market Index	12.48	52.88	2.82
MSCI All Country World Index ex USA (International)	5.51	61.67	6.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.99%	7.69%	5.44%
Barclays Capital Municipal Bond Index	0.28	9.69	4.58
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.13	2.76

CPI
Consumer Price Index	0.77%	2.31%	2.40%

3

A strong performance came up a bit short
Like the broad market, Vanguard Strategic Equity Fund delivered a strong return during the past six months, a welcome contrast to the performance we reported to you a year ago, when stock prices were near their bear-market bottom. Relative to its objective, however, the fund’s six-month performance can be described as adequate. The fund uses quantitative stock selection models to build a portfolio with risk characteristics similar to those of the index, but with better-performing stocks.

During the past six months, the models used by the advisor, Vanguard Quantitative Equity Group, identified some of the better-performing stocks in the consumer staples and financial sectors. In consumer staples, for example, the fund’s holdings returned more than 26%, with especially strong performance from cosmetics and personal care companies. Consumer staples stocks in the index, by contrast, returned about 9 percentage points less.

These successes were more than offset by underperforming stock selections in the industrial and energy sectors. The industrial stocks in the index returned about 13% as the economic recovery gathered momentum, boosting the stock prices of transportation companies and machinery makers. The fund’s industrial holdings, by contrast, returned about 9%. Stock selection in the materials and utilities sectors also restrained the fund’s relative performance.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Equity Fund	0.30%	1.32%

The fund expense ratio shown is from the prospectus dated January 26, 2010, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended March 31, 2010, the fund’s annualized expense ratio was 0.30%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Mid-Cap Core Funds.

4

The fund can have a useful role in a well-diversified portfolio
One of our responsibilities at Vanguard is to carefully monitor a fund’s performance and report to you on the reasons for its successes or shortfalls. At the same time, we’re careful to remember that it’s unwise to make too much of short-term results. Like many funds that use quantitative strategies, Vanguard Strategic Equity Fund has struggled during the past few years of financial upheaval, generally falling short of its benchmark index. The kinds of stocks favored by many quantitative managers—stocks with modest valuations and seemingly attractive earnings prospects—have trailed stocks with, in the view of many “quant” managers, more dubious profiles—higher valuations and uncertain earnings prospects.

Cycles eventually turn, of course, and our long experience with the fund’s advisor and its disciplined approach to security selection give us confidence in its ability to build a portfolio that can earn index-beating returns without excessive risk. Combined with other low-cost stock and bond funds, in proportions consistent with your unique circumstances, Vanguard Strategic Equity Fund can play a useful role in helping you meet your long-term financial goals.

On another matter, I would like to inform you that as of January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 16, 2010

5

Advisor’s Report

For the six-month period through March 31, 2010, the Strategic Equity Fund gained 14.20% versus a return of 15.15% for the MSCI US Small + Mid Cap 2200 Index. Signs that the recession might be ending raised stock prices and reduced the likelihood of excessive market volatility.

As investors became less concerned about systemic risk, the ability to discriminate among stocks has improved. Our stock selection model benefited from the improved environment, with four of the model’s five components leading to positive returns for the six months. We employ a model with multiple factors because our research (and common sense) tells us that there is no single indicator for picking attractive stocks.

The model’s components reflect five main themes: valuation, growth, management decisions, market sentiment, and quality.

The valuation theme measures the price we pay for a stock’s earnings and cash flows. How much we are willing to pay for earnings depends on the growth of earnings, which our growth component evaluates. Company management actions signal management’s opinions of the firm’s future. Managers reflect their views in their investment decisions or their purchases and sales of company stock.

Our market-sentiment component captures the opinions of investors about a company as revealed through their activity in the market. Finally, our quality component measures balance-sheet strength and the sustainability of earnings.

During the past six months, our model’s valuation and management-decisions components were our best-performing signals. Our quality and growth gauges also had positive results for the period, while our market-sentiment indicator was slightly negative.

Although our model worked overall, the fund did lag the benchmark return for the period. Why? The model produces a theoretical return, which measures the average return of our process across all stocks in the market. The theoretical return assumes that the fund can purchase every attractive stock and sell each unattractive stock every day, without transaction costs. That is impossible for a real portfolio, which needs to weigh transactions costs and risk against the possible gain from a trade. The model return tells us whether our process is working in general, but it is only a rough indication of our actual portfolio return. It is common for the portfolio’s return to vary from the model return.

6

Among our strongest industries over the past six months were retailing and automobile components.

Priceline.com led our retail holdings, with a 54% return, while Dana Holding, an automobile-component stock, increased 74%. Utilities stocks were weak, with NRG Energy declining 26%.

James D. Troyer, CFA, Principal and Portfolio Manager

Joel M. Dickson
Principal and Head,

Vanguard Active Quantitative Equity Management

April 20, 2010

7

Strategic Equity Fund

Fund Profile

As of March 31, 2010

Portfolio Characteristics
		MSCI US
		Small +	DJ
		Mid Cap	U.S. Total
		2200	Market
	Fund	Index	Index
Number of Stocks	657	2,186	4,159
Median Market Cap	$3.4B	$3.4B	$31.4B
Price/Earnings Ratio	18.2x	35.9x	23.0x
Price/Book Ratio	2.1x	2.0x	2.2x
Return on Equity	14.6%	13.0%	19.1%
Earnings Growth Rate	14.8%	6.7%	6.9%
Dividend Yield	1.3%	1.2%	1.7%
Foreign Holdings	0.2%	0.0%	0.0%
Turnover Rate
(Annualized)	50%	—	—
Ticker Symbol	VSEQX	—	—
Expense Ratio[1]	0.30%	—	—
30-Day SEC Yield	1.00%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
		MSCI US
		Small +	DJ
		Mid Cap	U.S. Total
		2200	Market
	Fund	Index	Index
Consumer
Discretionary	16.0%	15.3%	11.0%
Consumer Staples	4.7	4.2	9.8
Energy	7.3	7.0	10.0
Financials	18.5	19.4	17.3
Health Care	11.3	11.6	12.4
Industrials	13.6	13.7	10.9
Information
Technology	17.0	16.4	18.5
Materials	6.3	6.3	4.0
Telecommunication
Services	0.7	1.1	2.6
Utilities	4.6	5.0	3.5

Volatility Measures
	MSCI US
	Small +	DJ
	Mid Cap	U.S. Total
	2200	Market
	Index	Index
R-Squared	0.99	0.95
Beta	1.00	1.18

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Marvell Technology	Semiconductors
Group Ltd.		1.1%
Dr Pepper Snapple Group	Soft Drinks
Inc.		1.1
Unum Group	Life & Health
	Insurance	1.1
Cooper Industries PLC	Electrical
	Components &
	Equipment	1.1
AmerisourceBergen	Health Care
Corp. Class A	Distributors	1.1
Micron Technology Inc.	Semiconductors	1.1
Computer Sciences Corp.	Data Processing &
	Outsourced
	Services	1.0
Owens-Illinois Inc.	Metal & Glass
	Containers	1.0
Western Digital Corp.	Computer Storage
	& Peripherals	1.0
Xilinx Inc.	Semiconductors	1.0
Top Ten		10.6%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 26, 2010, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended March 31, 2010, the annualized expense ratio was 0.30%.

8

Strategic Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1999, Through March 31, 2010

Spliced Small and Mid Cap Index: Russell 2800 Index through May 31, 2003; MSCI US Small + Mid Cap 2200 Index thereafter.
Note: For 2010, performance data reflect the six months ended March 31, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010

	Inception	One	Five	Ten
	Date	Year	Years	Years
Strategic Equity Fund	8/14/1995	62.88%	0.64%	5.39%

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

9

Strategic Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (16.0%)
*	Dollar Tree Inc.	547,047	32,396
	Ross Stores Inc.	541,462	28,952
*	priceline.com Inc.	113,158	28,855
	Wyndham
	Worldwide Corp.	1,071,983	27,582
	H&R Block Inc.	1,545,650	27,513
	Whirlpool Corp.	309,811	27,031
*	Aeropostale Inc.	847,125	24,423
	DR Horton Inc.	1,670,202	21,045
	Darden Restaurants Inc.	433,532	19,310
	Gannett Co. Inc.	1,103,950	18,237
*	Valassis
	Communications Inc.	648,880	18,058
*	Big Lots Inc.	482,185	17,561
*	Tempur-Pedic
	International Inc.	569,999	17,191
*	Dana Holding Corp.	1,405,925	16,702
	Jarden Corp.	407,528	13,567
*	TRW Automotive
	Holdings Corp.	453,648	12,965
	Cablevision Systems
	Corp. Class A	448,300	10,822
*	ITT Educational Services Inc.	91,700	10,314
*	Autoliv Inc.	170,514	8,787
*	Warnaco Group Inc.	181,859	8,677
	Bob Evans Farms Inc.	254,951	7,881
*	Denny’s Corp.	2,028,630	7,790
*	Panera Bread Co. Class A	95,262	7,287
*	Jo-Ann Stores Inc.	164,538	6,907
	Meredith Corp.	175,920	6,053
*	Lincoln Educational
	Services Corp.	234,671	5,937
	Tupperware Brands Corp.	120,228	5,797
*	Tenneco Inc.	239,895	5,674
*	Beazer Homes USA Inc.	1,166,077	5,294
*	Helen of Troy Ltd.	180,000	4,691
	Scholastic Corp.	160,174	4,485
*	Carter’s Inc.	132,200	3,986
	Cooper Tire & Rubber Co.	195,421	3,717

			Market
			Value•
		Shares	($000)
*	PF Chang’s China Bistro Inc.	81,602	3,601
*	Bally Technologies Inc.	79,890	3,239
*	CEC Entertainment Inc.	84,918	3,235
*	La-Z-Boy Inc.	256,635	3,218
	Unifirst Corp.	59,783	3,079
*	NVR Inc.	4,200	3,051
	Stanley Black & Decker Inc.	47,200	2,710
*	ArvinMeritor Inc.	166,787	2,227
*	Steven Madden Ltd.	42,978	2,097
	Advance Auto Parts Inc.	45,600	1,912
*	Corinthian Colleges Inc.	108,100	1,901
	Brinker International Inc.	98,300	1,895
*	Career Education Corp.	59,300	1,876
*	Domino’s Pizza Inc.	132,800	1,811
*,^	Talbots Inc.	130,400	1,690
*	Group 1 Automotive Inc.	49,584	1,580
	Ltd Brands Inc.	60,400	1,487
	Cracker Barrel Old
	Country Store Inc.	31,023	1,439
*	Papa John’s International Inc.	50,000	1,286
*	Sonic Automotive Inc.
	Class A	112,839	1,241
*	AFC Enterprises Inc.	84,245	904
*	Stein Mart Inc.	96,545	872
*	HSN Inc.	28,000	824
*	Pier 1 Imports Inc.	125,900	802
*	Journal Communications Inc.
	Class A	153,631	645
	Service Corp. International	67,007	615
	Stage Stores Inc.	37,900	583
	Cato Corp. Class A	26,594	570
	Mattel Inc.	24,700	562
	Weight Watchers
	International Inc.	21,522	549
*	Chipotle Mexican
	Grill Inc. Class A	4,600	518
*	Dolan Media Co.	44,900	488
*	Harman International
	Industries Inc.	9,600	449
*	Skechers U.S.A. Inc. Class A	11,300	410
*	AutoNation Inc.	22,400	405

10

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
*	Cheesecake Factory Inc.	14,900	403
	Jones Apparel Group Inc.	20,800	396
*	Liberty Media Corp. - Starz	6,800	372
*	Rent-A-Center Inc.	15,100	357
*	Steak N Shake Co.	900	343
	Dillard’s Inc. Class A	13,100	309
*	EW Scripps Co. Class A	36,200	306
	Chico’s FAS Inc.	20,300	293
	Leggett & Platt Inc.	13,500	292
	Big 5 Sporting Goods Corp.	17,914	273
*	Standard Pacific Corp.	59,000	267
	DeVry Inc.	4,000	261
*	Ruby Tuesday Inc.	23,200	245
	Belo Corp. Class A	33,300	227
	Finish Line Inc. Class A	13,700	224
*	DSW Inc. Class A	8,400	214
*	Office Depot Inc.	26,700	213
	American Greetings Corp.
	Class A	10,200	213
*	New York Times Co. Class A	17,800	198
*	Deckers Outdoor Corp.	1,300	179
	Hillenbrand Inc.	8,100	178
*	LIN TV Corp. Class A	30,592	176
	Ryland Group Inc.	7,500	168
*	Brookfield Homes Corp.	16,800	147
			525,512
Consumer Staples (4.6%)
	Dr Pepper Snapple
	Group Inc.	1,010,308	35,533
	Del Monte Foods Co.	1,752,661	25,589
	Estee Lauder Cos. Inc.
	Class A	307,900	19,973
	Mead Johnson Nutrition Co.	236,860	12,324
	Herbalife Ltd.	199,529	9,202
*	Revlon Inc. Class A	581,526	8,636
	Lancaster Colony Corp.	120,919	7,129
	Universal Corp.	109,836	5,787
	Tyson Foods Inc. Class A	259,000	4,960
*	Central Garden and Pet Co.
	Class A	532,079	4,874
	Sanderson Farms Inc.	88,800	4,761
	Andersons Inc.	119,645	4,006
*	Whole Foods Market Inc.	55,300	1,999
*	Chiquita Brands
	International Inc.	126,411	1,988
*	Central Garden and Pet Co.	130,751	1,290
*	American Italian Pasta Co.	32,568	1,266
	Casey’s General Stores Inc.	39,400	1,237
*	United Natural Foods Inc.	24,000	675
	SUPERVALU Inc.	33,000	550
	Coca-Cola Bottling Co.
	Consolidated	6,900	405
	Diamond Foods Inc.	8,000	336
*	Boston Beer Co. Inc. Class A	4,300	225
	Hormel Foods Corp.	3,900	164
			152,909

			Market
			Value•
		Shares	($000)
Energy (7.3%)
*	FMC Technologies Inc.	457,200	29,549
	Consol Energy Inc.	641,476	27,365
	Helmerich & Payne Inc.	693,742	26,418
	Tidewater Inc.	447,583	21,157
	El Paso Corp.	1,750,354	18,974
*	Patriot Coal Corp.	763,097	15,613
*	Newfield Exploration Co.	276,051	14,368
*	Stone Energy Corp.	761,212	13,512
*	Oil States International Inc.	259,028	11,744
	World Fuel Services Corp.	384,324	10,238
*,^	ATP Oil & Gas Corp.	426,035	8,014
*	Oceaneering
	International Inc.	109,510	6,953
*	Tetra Technologies Inc.	529,200	6,467
*	International Coal Group Inc.	824,283	3,767
	Southern Union Co.	135,342	3,434
*	Rosetta Resources Inc.	145,745	3,432
*	Rowan Cos. Inc.	104,900	3,054
*	Matrix Service Co.	246,815	2,656
	Massey Energy Co.	42,923	2,244
	Cimarex Energy Co.	33,400	1,983
*	Nabors Industries Ltd.	87,662	1,721
*	Gulfport Energy Corp.	90,696	1,019
*	James River Coal Co.	47,765	759
*	Warren Resources Inc.	257,800	650
*	Cal Dive International Inc.	68,252	500
*	Forest Oil Corp.	19,100	493
*	Swift Energy Co.	16,000	492
	EXCO Resources Inc.	23,200	426
*	Venoco Inc.	30,500	391
	Berry Petroleum Co. Class A	13,800	389
*	T 3 Energy Services Inc.	15,600	383
*	Gran Tierra Energy Inc.	49,700	293
*	McMoRan Exploration Co.	19,900	291
	Core Laboratories NV	2,100	275
	St. Mary Land &
	Exploration Co.	7,700	268
*	Petroquest Energy Inc.	50,886	256
*	Gastar Exploration Ltd.	47,924	233
*	Complete Production
	Services Inc.	19,800	229
*	Helix Energy
	Solutions Group Inc.	16,900	220
*	Bristow Group Inc.	5,799	219
*	Unit Corp.	4,700	199
*	PHI Inc.	9,104	193
*	Energy XXI Bermuda Ltd.	7,800	140
			240,981
Financials (18.4%)
	Unum Group	1,433,335	35,504
	Bank of Hawaii Corp.	591,664	26,595
	Torchmark Corp.	453,847	24,285
	Platinum Underwriters
	Holdings Ltd.	512,200	18,992
	Fifth Third Bancorp	1,355,052	18,415

11

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	Discover Financial Services	1,192,724	17,772
	Cullen/Frost Bankers Inc.	317,256	17,703
	SL Green Realty Corp.	282,700	16,190
	Ventas Inc.	329,528	15,646
*	CB Richard Ellis Group Inc.
	Class A	963,800	15,276
	Macerich Co.	382,828	14,666
*	Arch Capital Group Ltd.	188,592	14,380
	HRPT Properties Trust	1,642,600	12,779
	Aspen Insurance
	Holdings Ltd.	441,500	12,733
	Radian Group Inc.	749,305	11,719
	Everest Re Group Ltd.	122,800	9,938
	Rayonier Inc.	212,850	9,670
	American Financial
	Group Inc.	327,744	9,324
	BOK Financial Corp.	172,821	9,063
	Hospitality Properties Trust	360,300	8,629
	Jones Lang LaSalle Inc.	116,900	8,521
	Duke Realty Corp.	682,700	8,465
	UMB Financial Corp.	208,088	8,448
	Highwoods Properties Inc.	261,846	8,308
	Mack-Cali Realty Corp.	222,600	7,847
	Nelnet Inc. Class A	417,212	7,743
	NBT Bancorp Inc.	338,230	7,729
	ProLogis	562,300	7,422
	Federated Investors Inc.
	Class B	281,330	7,421
	New York Community
	Bancorp Inc.	415,770	6,877
	Brandywine Realty Trust	559,032	6,826
	Ares Capital Corp.	434,612	6,450
	Mid-America Apartment
	Communities Inc.	122,908	6,365
	City Holding Co.	185,055	6,346
*	Ezcorp Inc. Class A	303,217	6,246
	Bank of the Ozarks Inc.	177,487	6,246
	Parkway Properties Inc.	314,375	5,904
	Jefferies Group Inc.	249,300	5,901
	Equity Lifestyle
	Properties Inc.	108,383	5,840
	Oriental Financial Group Inc.	422,944	5,710
	Sun Communities Inc.	218,468	5,505
*	World Acceptance Corp.	138,335	4,991
	International
	Bancshares Corp.	215,425	4,953
*	Credit Acceptance Corp.	119,279	4,919
	PartnerRe Ltd.	60,319	4,809
	Allied World Assurance Co.
	Holdings Ltd.	103,273	4,632
	LTC Properties Inc.	162,194	4,389
	Colonial Properties Trust	313,160	4,034
	PS Business Parks Inc.	75,517	4,033
	Reinsurance Group of
	America Inc. Class A	69,007	3,624

			Market
			Value•
		Shares	($000)
	Provident Financial
	Services Inc.	293,425	3,492
	Endurance Specialty
	Holdings Ltd.	93,026	3,456
^	Pennsylvania Real
	Estate Investment Trust	256,400	3,197
	Advance America Cash
	Advance Centers Inc.	548,025	3,190
	Cash America
	International Inc.	79,200	3,127
*	Cardtronics Inc.	242,676	3,050
	Westamerica Bancorporation	51,819	2,987
	Republic Bancorp Inc.
	Class A	153,611	2,894
	Community Bank
	System Inc.	126,961	2,892
	CBL & Associates
	Properties Inc.	199,524	2,733
	Potlatch Corp.	77,300	2,709
	American Physicians
	Capital Inc.	83,957	2,682
	Montpelier Re Holdings Ltd.	150,400	2,528
	Bancfirst Corp.	59,583	2,497
	First Financial Bankshares Inc.	48,210	2,485
	Prosperity Bancshares Inc.	59,700	2,448
*	SLM Corp.	164,300	2,057
	FirstMerit Corp.	86,466	1,865
	Provident New York Bancorp	194,619	1,845
*	First Cash Financial
	Services Inc.	84,501	1,823
*	Forestar Group Inc.	92,200	1,741
	Arrow Financial Corp.	64,407	1,732
	Suffolk Bancorp	53,381	1,639
*	FPIC Insurance Group Inc.	60,040	1,628
*	Altisource Portfolio
	Solutions SA	70,447	1,578
	Tompkins Financial Corp.	39,520	1,442
	RenaissanceRe
	Holdings Ltd.	25,100	1,425
	NewAlliance
	Bancshares Inc.	101,804	1,285
*	Ashford Hospitality
	Trust Inc.	174,940	1,254
*	Greenlight Capital
	Re Ltd. Class A	46,579	1,243
	Employers Holdings Inc.	82,382	1,223
*	ProAssurance Corp.	19,017	1,113
	Southside Bancshares Inc.	48,948	1,056
	Flagstone Reinsurance
	Holdings Ltd.	90,600	1,038
	First Citizens
	BancShares Inc. Class A	5,200	1,034
	Transatlantic Holdings Inc.	19,500	1,030
	Iberiabank Corp.	16,700	1,002
	Unitrin Inc.	34,100	957
	Camden National Corp.	27,845	894

12

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	Hudson City Bancorp Inc.	63,100	894
	Student Loan Corp.	24,074	855
	Infinity Property &
	Casualty Corp.	17,911	814
	CapLease Inc.	143,300	795
	GAMCO Investors Inc.	17,100	778
*	AmeriCredit Corp.	31,900	758
	Park National Corp.	11,500	717
*	St. Joe Co.	21,524	696
	Commerce Bancshares Inc.	16,676	686
^	NASB Financial Inc.	28,569	661
*	First Horizon National Corp.	46,512	654
	Calamos Asset
	Management Inc. Class A	43,300	621
^	United Bankshares Inc.	23,285	611
*	Grubb & Ellis Co.	276,388	608
	Capitol Federal Financial	16,015	600
	Fulton Financial Corp.	52,900	539
	Wintrust Financial Corp.	14,400	536
	First Potomac Realty Trust	34,000	511
*	First Industrial
	Realty Trust Inc.	64,700	502
	U-Store-It Trust	68,977	497
	Clifton Savings Bancorp Inc.	53,514	496
	Apartment Investment &
	Management Co.	26,900	495
	Amtrust Financial
	Services Inc.	35,500	495
	Medical Properties Trust Inc.	47,100	494
^	Life Partners Holdings Inc.	21,678	481
	Max Capital Group Ltd.	20,900	480
	MFA Financial Inc.	61,600	453
	Baldwin & Lyons Inc.	17,268	416
*	PHH Corp.	16,800	396
*	Meridian Interstate
	Bancorp Inc.	35,341	368
	Hersha Hospitality Trust	70,700	366
	Kearny Financial Corp.	34,419	359
	Douglas Emmett Inc.	21,300	327
	Glimcher Realty Trust	63,600	322
	Weingarten Realty Investors	14,800	319
	Great Southern Bancorp Inc.	13,273	298
*	FelCor Lodging Trust Inc.	50,419	287
	First Financial Bancorp	15,400	274
	OneBeacon Insurance
	Group Ltd. Class A	14,400	248
	Winthrop Realty Trust	20,200	243
	Trustmark Corp.	8,500	208
*	Conseco Inc.	31,200	194
	Digital Realty Trust Inc.	3,400	184
	White Mountains
	Insurance Group Ltd.	500	178
	First Bancorp	13,068	177
	Getty Realty Corp.	6,836	160
*	American International
	Group Inc.	4,405	150

			Market
			Value•
		Shares	($000)
*	Enstar Group Ltd.	2,101	145
	Horace Mann Educators Corp.	7,500	113
	1st Source Corp.	6,407	112
			606,625
Health Care (11.2%)
	AmerisourceBergen Corp.
	Class A	1,218,304	35,233
*	Lincare Holdings Inc.	675,771	30,329
*	Cephalon Inc.	426,600	28,915
	STERIS Corp.	813,743	27,391
*	Warner Chilcott
	PLC Class A	1,050,550	26,841
	Universal Health
	Services Inc. Class B	667,412	23,419
*	Emergency Medical
	Services Corp. Class A	355,517	20,104
*	Human Genome
	Sciences Inc.	562,710	16,994
*	Mylan Inc.	587,438	13,341
*	Valeant Pharmaceuticals
	International	290,636	12,471
	Invacare Corp.	410,354	10,891
*	Hospira Inc.	171,790	9,732
	Cooper Cos. Inc.	236,615	9,200
	Perrigo Co.	130,500	7,663
*	Life Technologies Corp.	138,400	7,234
*	Sirona Dental Systems Inc.	171,400	6,518
*	Gentiva Health Services Inc.	229,913	6,502
*	PharMerica Corp.	324,494	5,912
*	Myriad Genetics Inc.	239,700	5,765
*	American Medical
	Systems Holdings Inc.	290,289	5,393
*	LifePoint Hospitals Inc.	143,135	5,264
*	Bio-Rad Laboratories Inc.
	Class A	38,200	3,954
	PDL BioPharma Inc.	597,349	3,709
*	Health Management
	Associates Inc. Class A	361,348	3,108
*	Kensey Nash Corp.	110,671	2,611
*	Dendreon Corp.	68,924	2,514
*	Bruker Corp.	159,487	2,336
*	Odyssey HealthCare Inc.	119,554	2,165
	Chemed Corp.	39,400	2,142
*	Community Health
	Systems Inc.	56,800	2,098
*	DaVita Inc.	32,691	2,073
*	Par Pharmaceutical Cos. Inc.	83,204	2,063
*	Nektar Therapeutics	123,672	1,881
*	Kindred Healthcare Inc.	94,600	1,707
	Medicis Pharmaceutical
	Corp. Class A	66,800	1,681
*	Cepheid Inc.	90,600	1,584
*	Millipore Corp.	12,800	1,352
*	Corvel Corp.	32,869	1,175
*	Quidel Corp.	77,500	1,127
	Cantel Medical Corp.	54,200	1,076

13

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
*	Affymetrix Inc.	131,700	967
*	Mettler-Toledo
	International Inc.	8,251	901
*	Tenet Healthcare Corp.	156,400	895
*	Impax Laboratories Inc.	47,900	856
*	King Pharmaceuticals Inc.	70,900	834
*	Catalyst Health Solutions Inc.	20,000	828
*	Henry Schein Inc.	13,200	777
*	Micromet Inc.	79,342	641
*	Brookdale Senior Living Inc.	28,800	600
*	PSS World Medical Inc.	23,295	548
*	Savient Pharmaceuticals Inc.	37,200	537
*	Amedisys Inc.	9,500	525
*	Healthspring Inc.	26,000	458
*	Zymogenetics Inc.	76,200	437
*	Triple-S Management Corp.
	Class B	22,869	406
*	Genomic Health Inc.	21,308	375
	Owens & Minor Inc.	7,700	357
*	Sunrise Senior Living Inc.	66,400	340
*,^	Cell Therapeutics Inc.	501,200	271
*	Healthsouth Corp.	14,300	267
*	Auxilium Pharmaceuticals Inc.	8,468	264
*	Cambrex Corp.	55,503	225
*	Medivation Inc.	21,400	224
*,^	Virtual Radiologic Corp.	20,246	223
*	Kinetic Concepts Inc.	4,300	206
*	Salix Pharmaceuticals Ltd.	5,405	201
*,^	Cel-Sci Corp.	307,060	198
*	Coventry Health Care Inc.	7,800	193
*	Conceptus Inc.	9,400	188
	Atrion Corp.	800	114
*	SIGA Technologies Inc.	6,300	42
			369,366
Industrials (13.5%)
	Cooper Industries PLC	740,150	35,483
	Pitney Bowes Inc.	1,256,800	30,729
	Joy Global Inc.	529,937	29,994
	Hubbell Inc. Class B	568,200	28,654
*	Owens Corning	1,039,351	26,441
*	EMCOR Group Inc.	1,048,967	25,836
	Flowserve Corp.	217,094	23,939
*	Hertz Global Holdings Inc.	2,137,762	21,356
	Ryder System Inc.	396,400	15,364
*	United Stationers Inc.	252,361	14,851
*	Avis Budget Group Inc.	889,500	10,229
*	Oshkosh Corp.	233,400	9,415
	Towers Watson & Co.
	Class A	191,600	9,101
*	URS Corp.	177,900	8,826
*	Alliant Techsystems Inc.	100,709	8,188
	Carlisle Cos. Inc.	189,460	7,218
	Bucyrus International Inc.
	Class A	108,200	7,140
	Comfort Systems USA Inc.	517,578	6,465
	Manpower Inc.	107,003	6,112

			Market
			Value•
		Shares	($000)
	Briggs & Stratton Corp.	274,543	5,354
	Triumph Group Inc.	75,583	5,298
*	Allegiant Travel Co. Class A	86,273	4,992
	Cubic Corp.	131,533	4,735
	Iron Mountain Inc.	159,672	4,375
*	EnerSys	172,657	4,258
*	SYKES Enterprises Inc.	182,071	4,158
	AO Smith Corp.	70,100	3,685
*	ATC Technology Corp.	213,414	3,662
*	Beacon Roofing Supply Inc.	189,210	3,620
	Werner Enterprises Inc.	154,737	3,585
	Apogee Enterprises Inc.	214,876	3,397
	Universal Forest
	Products Inc.	82,500	3,178
*	Hawaiian Holdings Inc.	419,425	3,091
	RR Donnelley & Sons Co.	137,300	2,931
*	Powell Industries Inc.	82,031	2,668
*	AirTran Holdings Inc.	512,677	2,604
*	School Specialty Inc.	112,417	2,553
	AAON Inc.	103,565	2,343
*	Armstrong World
	Industries Inc.	63,500	2,306
*	Navistar International Corp.	45,400	2,031
	Kaman Corp.	81,141	2,029
*	GenCorp Inc.	334,700	1,928
	TAL International Group Inc.	95,900	1,916
*	M&F Worldwide Corp.	60,100	1,839
	Avery Dennison Corp.	50,100	1,824
	ABM Industries Inc.	82,342	1,746
	Crane Co.	45,600	1,619
*	DynCorp International Inc.
	Class A	135,341	1,555
*	Dollar Thrifty Automotive
	Group Inc.	47,955	1,541
*	Thomas & Betts Corp.	32,800	1,287
*	Blount International Inc.	118,582	1,228
	Ennis Inc.	74,400	1,210
*	Waste Services Inc.	105,048	1,039
	Toro Co.	21,000	1,033
*	Alaska Air Group Inc.	24,365	1,005
*	BE Aerospace Inc.	31,700	965
	Federal Signal Corp.	103,988	937
	AZZ Inc.	27,100	917
	Textainer Group Holdings Ltd.	40,144	865
	Tredegar Corp.	48,720	832
	Standex International Corp.	27,700	714
*	ACCO Brands Corp.	92,615	709
*	Esterline Technologies Corp.	14,050	694
	Seaboard Corp.	528	686
	Aircastle Ltd.	70,900	671
	Deluxe Corp.	31,713	616
*	Orion Marine Group Inc.	33,600	606
*	Consolidated Graphics Inc.	13,700	567
*	Gibraltar Industries Inc.	43,800	552
	Regal-Beloit Corp.	9,100	541
*	WESCO International Inc.	15,200	528

14

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	Lindsay Corp.	12,700	526
	Kimball International Inc.
	Class B	75,333	524
*	SFN Group Inc.	63,100	505
	Watts Water
	Technologies Inc. Class A	16,200	503
	Ampco-Pittsburgh Corp.	19,974	496
*	General Cable Corp.	17,800	481
*	Genco Shipping &
	Trading Ltd.	22,400	473
	Nordson Corp.	6,900	469
*	Dycom Industries Inc.	52,100	457
	Albany International Corp.	21,200	456
	Schawk Inc. Class A	24,300	441
	Brink’s Co.	15,188	429
*	Metalico Inc.	67,038	402
	Interface Inc. Class A	33,645	390
*	APAC Customer Services Inc.	62,258	358
*	MasTec Inc.	28,000	353
*	Ladish Co. Inc.	16,600	335
	Lawson Products Inc.	21,570	334
	Standard Register Co.	56,198	301
*	GrafTech International Ltd.	20,164	276
*	Macquarie
	Infrastructure Co. LLC	19,300	267
*	Chart Industries Inc.	12,882	258
*	Fushi Copperweld Inc.	21,100	237
	HNI Corp.	7,566	201
	John Bean Technologies Corp.	11,405	200
	NACCO Industries Inc.
	Class A	2,600	193
	Quanex Building
	Products Corp.	11,400	188
*	Cenveo Inc.	20,600	178
*	Corrections Corp. of America	7,900	157
*	Michael Baker Corp.	4,147	143
	Horizon Lines Inc. Class A	24,600	134
*	Colfax Corp.	11,100	131
	Tennant Co.	4,266	117
	Great Lakes Dredge &
	Dock Corp.	21,300	112
*	Trimas Corp.	5,900	38
			445,427
Information Technology (16.9%)
*	Marvell Technology
	Group Ltd.	1,837,619	37,451
*	Micron Technology Inc.	3,343,350	34,737
*	Computer Sciences Corp.	628,292	34,236
*	Western Digital Corp.	843,600	32,892
	Xilinx Inc.	1,282,012	32,691
*	Avnet Inc.	1,047,100	31,413
*	Sybase Inc.	629,985	29,370
*	Seagate Technology	1,575,800	28,774
*	Hewitt Associates Inc.
	Class A	683,922	27,206
	Earthlink Inc.	2,552,505	21,798

			Market
			Value•
		Shares	($000)
*	CSG Systems
	International Inc.	976,581	20,469
*	Plexus Corp.	554,466	19,977
*	ON Semiconductor Corp.	1,910,094	15,281
*	Anixter International Inc.	297,768	13,950
	Solera Holdings Inc.	296,380	11,455
*	Alliance Data
	Systems Corp.	173,640	11,111
*	LSI Corp.	1,664,700	10,188
*	Mantech International
	Corp. Class A	200,969	9,813
*	Sohu.com Inc.	148,069	8,085
*	Multi-Fineline Electronix Inc.	304,058	7,832
*	RF Micro Devices Inc.	1,534,606	7,642
*	Teradata Corp.	220,102	6,359
*	JDA Software Group Inc.	201,529	5,606
*	SYNNEX Corp.	187,674	5,548
*	Acxiom Corp.	308,996	5,543
*	TIBCO Software Inc.	424,069	4,576
	Syntel Inc.	113,023	4,348
*	QLogic Corp.	212,893	4,322
*	3Com Corp.	551,050	4,238
	iGate Corp.	353,714	3,442
*	Gartner Inc.	144,600	3,216
*,^	STEC Inc.	266,979	3,198
*	Tech Data Corp.	75,700	3,172
*	Unisys Corp.	80,306	2,802
*	Art Technology Group Inc.	517,700	2,283
*	Sanmina-SCI Corp.	134,181	2,214
*	Conexant Systems Inc.	640,631	2,178
*	Netscout Systems Inc.	138,305	2,045
*	BMC Software Inc.	51,700	1,965
*	Advanced Micro Devices Inc.	197,600	1,832
	CTS Corp.	177,152	1,669
*	Global Cash Access
	Holdings Inc.	193,000	1,577
*	Quantum Corp.	597,500	1,571
*	Insight Enterprises Inc.	101,600	1,459
	Pegasystems Inc.	35,500	1,313
*	VistaPrint NV	22,700	1,300
*,^	Synaptics Inc.	42,900	1,184
*	Arris Group Inc.	93,800	1,127
*	VeriFone Holdings Inc.	54,950	1,111
*	Vishay Intertechnology Inc.	108,300	1,108
*	TeleTech Holdings Inc.	62,500	1,067
*	Ingram Micro Inc.	57,500	1,009
*	InterDigital Inc.	35,800	997
*	Loral Space &
	Communications Inc.	27,543	967
*	Veeco Instruments Inc.	20,600	896
	Global Payments Inc.	19,300	879
*	Benchmark Electronics Inc.	40,008	830
	Agilysys Inc.	73,700	823
*	Oplink Communications Inc.	43,526	807
*	SanDisk Corp.	21,500	745
	Plantronics Inc.	23,700	741

15

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
*	Manhattan Associates Inc.	28,800	734
*	Amkor Technology Inc.	101,800	720
*	Teradyne Inc.	63,817	713
*	VeriSign Inc.	26,900	700
*	Ariba Inc.	53,900	693
*	SonicWALL Inc.	79,100	687
*	TriQuint Semiconductor Inc.	96,895	678
*	AOL Inc.	26,300	665
*	Interactive Intelligence Inc.	33,669	629
*	Atheros Communications Inc.	15,600	604
*	Kopin Corp.	151,522	561
*	Brightpoint Inc.	70,411	530
	Lender Processing
	Services Inc.	14,000	528
	Jabil Circuit Inc.	32,600	528
*	Netgear Inc.	18,800	491
*	Lattice Semiconductor Corp.	132,900	488
*	ModusLink Global
	Solutions Inc.	57,200	482
*	Entegris Inc.	94,400	476
*	MICROS Systems Inc.	13,400	441
*	Power-One Inc.	104,300	440
*	Diodes Inc.	19,400	435
*	Fairchild Semiconductor
	International Inc. Class A	40,500	431
	KLA-Tencor Corp.	13,600	420
*	Aruba Networks Inc.	29,700	406
	Opnet Technologies Inc.	24,900	401
*	Checkpoint Systems Inc.	17,100	378
*	Flextronics International Ltd.	48,087	377
	Blackbaud Inc.	14,900	375
*	MercadoLibre Inc.	7,700	371
*	Progress Software Corp.	11,600	365
*	Silicon Storage
	Technology Inc.	115,000	350
*	Blue Coat Systems Inc.	11,000	341
*	Bottomline Technologies Inc.	16,641	280
*	Rovi Corp.	6,508	242
*	Powerwave
	Technologies Inc.	184,700	231
*	Volterra Semiconductor Corp.	9,152	230
*	Isilon Systems Inc.	26,400	227
*	JDS Uniphase Corp.	17,700	222
*	SMART Modular
	Technologies WWH Inc.	28,000	216
*	MicroStrategy Inc. Class A	2,500	213
*	Arrow Electronics Inc.	7,000	211
*	Omnivision Technologies Inc.	11,200	192
*	ADC Telecommunications Inc.	25,400	186
	MAXIMUS Inc.	2,800	171
*	Riverbed Technology Inc.	5,900	168
*	Littelfuse Inc.	4,400	167
*	Euronet Worldwide Inc.	2,855	53
*	Applied Micro Circuits Corp.	3,548	31
			557,916

			Market
			Value•
		Shares	($000)
Materials (6.3%)
*	Owens-Illinois Inc.	943,000	33,514
	Eastman Chemical Co.	497,628	31,689
	Celanese Corp. Class A	969,790	30,888
	Greif Inc. Class A	334,675	18,380
	Rock-Tenn Co. Class A	228,758	10,425
	Walter Energy Inc.	94,250	8,696
*	Century Aluminum Co.	599,286	8,246
	Glatfelter	550,583	7,978
	Silgan Holdings Inc.	127,186	7,660
*	Pactiv Corp.	261,718	6,590
	Innophos Holdings Inc.	157,285	4,388
	Ball Corp.	81,900	4,372
	NewMarket Corp.	36,522	3,761
	Schweitzer-Mauduit
	International Inc.	78,039	3,712
	AK Steel Holding Corp.	139,900	3,198
*	Crown Holdings Inc.	106,100	2,861
*	Buckeye Technologies Inc.	209,758	2,744
	Lubrizol Corp.	23,500	2,155
	Stepan Co.	36,326	2,030
	A Schulman Inc.	78,810	1,929
*	Boise Inc.	309,240	1,896
*	Clearwater Paper Corp.	30,271	1,491
*	Solutia Inc.	84,800	1,366
*	Graphic Packaging
	Holding Co.	364,729	1,317
*	Domtar Corp.	18,400	1,185
*	PolyOne Corp.	108,000	1,106
	Sonoco Products Co.	30,203	930
	Ashland Inc.	16,000	844
	Worthington Industries Inc.	42,700	738
	Cytec Industries Inc.	11,200	524
*	WR Grace & Co.	13,200	366
	Neenah Paper Inc.	19,200	304
*	Bway Holding Co.	13,768	277
	Reliance Steel &
	Aluminum Co.	4,700	231
			207,791
Telecommunication Services (0.7%)
*	Cincinnati Bell Inc.	3,952,200	13,477
	Windstream Corp.	301,400	3,282
	USA Mobility Inc.	129,715	1,644
*	tw telecom inc Class A	76,700	1,392
	Frontier
	Communications Corp.	119,500	889
	Telephone &
	Data Systems Inc.	20,400	691
	Consolidated
	Communications
	Holdings Inc.	35,974	682
*	NeuStar Inc. Class A	25,600	645
*	United States Cellular Corp.	10,800	447
*	NII Holdings Inc.	8,100	337
*	PAETEC Holding Corp.	68,786	322
			23,808

16

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
Utilities (4.6%)
	CMS Energy Corp.	1,918,362	29,658
	CenterPoint Energy Inc.	2,014,308	28,925
	Oneok Inc.	344,545	15,728
	Atmos Energy Corp.	481,911	13,768
	AGL Resources Inc.	304,910	11,785
	DPL Inc.	203,000	5,520
	IDACORP Inc.	157,244	5,444
	NSTAR	136,155	4,823
	Avista Corp.	161,629	3,347
	DTE Energy Co.	72,300	3,225
	Southwest Gas Corp.	106,200	3,177
*	NRG Energy Inc.	142,300	2,974
	NiSource Inc.	167,300	2,643
	Integrys Energy Group Inc.	52,400	2,483
	NorthWestern Corp.	88,397	2,370
	Questar Corp.	50,900	2,199
*	Mirant Corp.	201,952	2,193
	PNM Resources Inc.	170,335	2,134
	Nicor Inc.	38,400	1,610
	WGL Holdings Inc.	36,971	1,281
	National Fuel Gas Co.	24,700	1,249
	Unisource Energy Corp.	37,700	1,185
*	El Paso Electric Co.	29,100	599
	CH Energy Group Inc.	8,300	339
	Hawaiian Electric
	Industries Inc.	13,100	294
	Piedmont Natural Gas Co. Inc.	8,700	240
	Black Hills Corp.	6,000	182
	Chesapeake Utilities Corp.	4,920	147
	OGE Energy Corp.	3,700	144
			149,666
Total Common Stocks
(Cost $2,722,529)			3,280,001
Temporary Cash Investments (1.0%)[1]
Money Market Fund (0.9%)
2,3	Vanguard Market
	Liquidity Fund, 0.183%	28,841,626	28,842

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (0.1%)
4,5	Fannie Mae
	Discount Notes,
	0.250%, 7/14/10	500	500
4,5	Freddie Mac
	Discount Notes,
	0.270%, 9/14/10	2,000	1,997
			2,497
Total Temporary Cash Investments
(Cost $31,339)			31,339
Total Investments (100.5%)
(Cost $2,753,868)			3,311,340
Other Assets and Liabilities (-0.5%)
Other Assets			88,536
Liabilities[3]			(103,526)
			(14,990)
Net Assets (100%)
Applicable to 201,323,611 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			3,296,350
Net Asset Value Per Share			$16.37

At March 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	4,582,309
Overdistributed Net Investment Income	(6,231)
Accumulated Net Realized Losses	(1,837,134)
Unrealized Appreciation (Depreciation)
Investment Securities	557,472
Futures Contracts	(66)
Net Assets	3,296,350

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $7,114,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 0.4%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $7,684,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $2,497,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Strategic Equity Fund

Statement of Operations

Six Months Ended
March 31, 2010
($000)
Investment Income
Income
Dividends	24,417
Interest[1]	26
Security Lending	892
Total Income	25,335
Expenses
The Vanguard Group—Note B
Investment Advisory Services	741
Management and Administrative	3,826
Marketing and Distribution	345
Custodian Fees	56
Shareholders’ Reports	60
Trustees’ Fees and Expenses	4
Total Expenses	5,032
Net Investment Income	20,303
Realized Net Gain (Loss)
Investment Securities Sold	100,251
Futures Contracts	3,003
Realized Net Gain (Loss)	103,254
Change in Unrealized Appreciation (Depreciation)
Investment Securities	319,346
Futures Contracts	9
Change in Unrealized Appreciation (Depreciation)	319,355
Net Increase (Decrease) in Net Assets Resulting from Operations	442,912
1 Interest income from an affiliated company of the fund was $21,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,303	47,590
Realized Net Gain (Loss)	103,254	(1,569,418)
Change in Unrealized Appreciation (Depreciation)	319,355	922,539
Net Increase (Decrease) in Net Assets Resulting from Operations	442,912	(599,289)
Distributions
Net Investment Income	(44,385)	(67,840)
Realized Capital Gain	—	—
Total Distributions	(44,385)	(67,840)
Capital Share Transactions
Issued	131,610	436,608
Issued in Lieu of Cash Distributions	41,702	63,748
Redeemed	(824,223)	(1,106,155)
Net Increase (Decrease) from Capital Share Transactions	(650,911)	(605,799)
Total Increase (Decrease)	(252,384)	(1,272,928)
Net Assets
Beginning of Period	3,548,734	4,821,662
End of Period[1]	3,296,350	3,548,734

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($6,231,000) and $17,851,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Equity Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$14.52	$16.42	$24.94	$23.07	$23.28	$19.70
Investment Operations
Net Investment Income	.096	.184	.240	.270	.270	.190
Net Realized and Unrealized Gain (Loss)
on Investments	1.954	(1.843)	(6.090)	2.840	1.170	4.490
Total from Investment Operations	2.050	(1.659)	(5.850)	3.110	1.440	4.680
Distributions
Dividends from Net Investment Income	(.200)	(.241)	(.240)	(.260)	(.210)	(.140)
Distributions from Realized Capital Gains	—	—	(2.430)	(.980)	(1.440)	(.960)
Total Distributions	(.200)	(.241)	(2.670)	(1.240)	(1.650)	(1.100)
Net Asset Value, End of Period	$16.37	$14.52	$16.42	$24.94	$23.07	$23.28

Total Return[1]	14.20%	-9.66%	-25.37%	13.76%	6.49%	24.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,296	$3,549	$4,822	$7,699	$6,755	$5,183
Ratio of Total Expenses to
Average Net Assets	0.30%[2]	0.30%	0.25%	0.30%	0.35%	0.40%
Ratio of Net Investment Income to
Average Net Assets	1.21%[2]	1.47%	1.09%	1.03%	1.18%	0.99%
Portfolio Turnover Rate	50%[2]	60%	79%	75%	80%	75%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Strategic Equity Fund

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an openend investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and for the period ended March 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

21

Strategic Equity Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2010, the fund had contributed capital of $621,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.25% of

Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,280,001	—	—
Temporary Cash Investments	28,842	2,497	—
Futures Contracts—Assets[1]	72	—	—
Futures Contracts—Liabilities[1]	(207)	—	—
Total	3,308,708	2,497	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	June 2010	155	10,495	(56)
S&P MidCap 400 Index	June 2010	20	7,881	1
E-mini S&P MidCap Index	June 2010	19	1,497	(11)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

22

Strategic Equity Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2009, the fund had available capital loss carryforwards totaling $755,793,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $1,184,670,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2010, the cost of investment securities for tax purposes was $2,753,868,000. Net unrealized appreciation of investment securities for tax purposes was $557,472,000, consisting of unrealized gains of $641,736,000 on securities that had risen in value since their purchase and $84,264,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2010, the fund purchased $814,023,000 of investment securities and sold $1,483,395,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	March 31, 2010	September 30, 2009
	Shares	Shares
	(000)	(000)
Issued	8,634	37,584
Issued in Lieu of Cash Distributions	2,690	5,712
Redeemed	(54,481)	(92,503)
Net Increase (Decrease) in Shares Outstanding	(43,157)	(49,207)

H. In preparing the financial statements as of March 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended March 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Equity Fund	9/30/2009	3/31/2010	Period
Based on Actual Fund Return	$1,000.00	$1,141.96	$1.60
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.44	1.51

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.30%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Strategic Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio manage-ment process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion and that the fund has modestly underperformed its benchmark and peer group over the short-term, but has outperformed both over the long-term. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
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© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1142 052010

Vanguard Capital Opportunity Fund
Semiannual Report
March 31, 2010

> Vanguard Capital Opportunity Fund returned more than 14% for the six months ended March 31, 2010, a few steps ahead of the average return of peer funds but just behind the benchmark index’s return.

> Almost two-thirds of the fund’s return came from its two largest sectors—information technology and health care. Consumer discretionary and industrial stocks also provided a major assist.

> Compared with the benchmark index, the advisor’s astute selection among information technology, industrial, and consumer discretionary stocks boosted performance, but health care holdings detracted.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	24
Trustees Approve Advisory Agreement.	26
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended March 31, 2010
Total
Returns
Vanguard Capital Opportunity Fund
Investor Shares	14.34%
Admiral™ Shares	14.37
Russell Midcap Growth Index	14.88
Multi-Cap Growth Funds Average	11.59
Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Your Fund’s Performance at a Glance
September 30, 2009 , Through March 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Opportunity Fund
Investor Shares	$27.71	$31.58	$0.097	$0.000
Admiral Shares	64.04	72.95	0.273	0.000

1

Chairman’s Letter

Dear Shareholder,

The fund’s new fiscal year began on a much brighter note than the year before, as the stock market rally continued, almost uninterrupted. For the six months ended March 31, Vanguard Capital Opportunity Fund returned 14.34% for Investor Shares and 14.37% for Admiral Shares—the fund’s best fiscal first half since 2006. This performance slightly lagged the return of the benchmark Russell Midcap Growth Index but was almost 3 percentage points ahead of the average return of multi-capitalization growth funds.

The low-turnover portfolio reflects the key investment themes of PRIMECAP Management Company, the fund’s advisor: continued optimism about the growth prospects for technology and health care stocks, and concern about leverage in the financial sector. Although tech and health care stocks contributed almost two-thirds of the fund’s return in the first half (and represented almost two-thirds of the fund’s holdings), the smaller consumer discretionary and industrial sectors were the best performers. And, compared with the benchmark, some of the fund’s health care holdings lagged.

2

Stock market rally continued despite a few minor setbacks
After a steep but short-lived decline, stocks resumed their uphill trek in February. The broad U.S. stock market ended the six-month period up about 12%. Since stocks began their historic recovery in March just over a year ago, U.S. equities have risen more than 70%.

During the six months, small-capitalization companies outperformed larger-cap companies, while growth stocks trumped their value counterparts, though the differences weren’t all that significant.

Foreign stocks didn’t fare as well as domestic stocks, but still ended the period on a positive note. Investors’ concerns about Greece’s creditworthiness, as well as that of economies such as Spain and Portugal, weighed on the European markets. In Asia, possible changes to China’s monetary policies and weakness in the Japanese market hindered the region’s results. Emerging-market stocks, which made a quick and substantial recovery from the global economic slowdown, continued to outperform developed-market stocks.

Market Barometer

			Total Returns
		Periods Ended March 31, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.11%	51.60%	2.31%
Russell 2000 Index (Small-caps)	13.07	62.76	3.36
Dow Jones U.S. Total Stock Market Index	12.48	52.88	2.82
MSCI All Country World Index ex USA (International)	5.51	61.67	6.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.99%	7.69%	5.44%
Barclays Capital Municipal Bond Index	0.28	9.69	4.58
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.13	2.76

CPI
Consumer Price Index	0.77%	2.31%	2.40%

3

Investors still favored riskier bond options
The broad U.S. taxable bond market returned about 2% for the period, as investors continued to prefer higher-risk corporate bonds over government issues. The broad municipal bond market returned 0.28%. The yields of longer-term U.S. Treasury bonds rose during the six months, while those of the shortest-term securities remained near 0%.

The Federal Reserve Board has kept its target for short-term interest rates unchanged at 0% to 0.25% since December 2008 and has said that it expects to maintain that rate for “an extended period.” In late February, Fed Chairman Ben Bernanke said that low interest rates were still necessary to help the economy recover, but that the central bank would be ready to tighten credit “at the appropriate time.” The Fed has, however, begun to wind down credit programs established during the financial crisis.

Stocks sensitive to the economy delivered winning performances
As the recession gave way to economic recovery, three sectors whose corporate fortunes are more exposed to the ups and downs of the business cycle were able to shine again: technology, consumer discretionary, and industrials.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Capital Opportunity Fund	0.50%	0.41%	1.40%

The fund expense ratios shown are from the prospectus dated January 26, 2010, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended March 31, 2010, the fund’s annualized expense ratios were 0.48% for Investor Shares and 0.39% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Multi-Cap Growth Funds.

4

Technology, the fund’s largest sector (representing almost 40% of assets, on average), has played a leading role for several years. The advisor believes it has built a portfolio that is well-positioned to benefit from global growth in data usage and demand for smartphones, Internet services, and other technology. The sector returned almost 17% in the first half of the fiscal year, powered by diverse holdings such as ASML Holding (a Netherlands-based supplier of lithography systems used in microchip manufacturing), SanDisk (a manufacturer of storage devices and systems, including removable cards and flash memory devices), Google, Research In Motion (a smartphone maker), and Cree. Cree’s stock price almost doubled during the six months, amid growing interest in its energy-efficient LED-lighting technology, and this top-ten holding added 2 percentage points to the fund’s return.

Industrial and consumer discretionary stocks—sometimes cast in the role of understudies to the fund’s dominant technology and health care sectors—took the lead with sector returns of about 23% each. FedEx, the fund’s second-largest holding at the end of March, added almost a percentage point to the fund’s result as the economy turned around. Other leading industrial contributors included Southwest Airlines and two electrical components makers—Thomas & Betts and Rockwell Automation.

Despite persistently high unemployment, more-confident consumers began to loosen the tight grip on their wallets, giving a boost to DIRECTV—a top-ten holding in the fund. Other strong contributors in the consumer discretionary sector included Whirlpool and four retailers—Amazon.com, Dress Barn, TJX Cos., and CarMax.

Health care, the fund’s second-largest sector, had a respectable advance of more than 11% against the backdrop of the protracted reform debate, which continued after a bill to overhaul the country’s health care system was signed into law in March. Significant contributors included life sciences holding Millipore, biotechnology firms Dendreon and Biogen Idec, medical device-maker Medtronic, and pharmaceutical companies Eli Lilly and Novartis. Still, some holdings, notably Boston Scientific and Amgen, came up short because of issues involving particular products.

When comparing the fund’s performance with that of its benchmark, it’s important to keep in mind some important differences. For example, the Capital Opportunity Fund holds slightly more than 100 stocks; the Russell Midcap Growth Index has almost 500. And the median market capitalization of the index is roughly half that of the fund—because the fund also invests in large companies.

5

That said, the advisor’s selections in the technology, consumer discretionary, and industrial sectors boosted performance relative to the benchmark. And having a very small stake in the financial sector was a slight benefit in the period. But the advisor’s selection of health care stocks held back performance, as did the fund’s only holding in the materials sector, Monsanto, which is not in the index.

Slow and steady often wins in the real world, too
Vanguard Capital Opportunity Fund will mark its 15th anniversary in August. And for more than 12 years, PRIMECAP Management Company has ably kept a steady hand on the tiller of your fund while navigating through both choppy waters and calm seas. This patient, disciplined approach can serve as a useful model in your own financial plans.

Whether markets are up or down, Vanguard cautions investors to tune out the daily noise in the marketplace and not to judge results based on short time periods. This is especially true for the Capital Opportunity Fund, whose advisor researches companies intensively, seeking those that are underappreciated and that have the potential for superior growth over an investment horizon of three to five years. Shareholders can benefit from this longer-term perspective, which also helps to minimize trading costs, and from an overall expense ratio that is almost a percentage point lower than the peer-fund average.

On another matter, I would like to inform you that as of January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 19, 2010

6

Advisor’s Report

Vanguard Capital Opportunity Fund returned 14.34% for Investor Shares and 14.37% for Admiral Shares for the six months ended March 31, 2010, lagging the 14.88% return of the unmanaged Russell Midcap Growth Index benchmark. Although the fund’s holdings in technology, which remains the fund’s largest sector, helped returns, some of the fund’s top contributors were in the industrial and consumer discretionary sectors. Health care, the second-largest sector, underperformed the benchmark because of poor stock selection.

Investment environment
Equity markets have rebounded strongly since early March 2009, when most major indexes had fallen to bear-market lows. By the end of calendar-year 2009, the rally had propelled the S&P 500 Index to a total return of more than 67% from the market low, and advances continued through March. However, even with this spectacular comeback, the prices of many stocks remain below the peaks reached in October 2007.

Although an “official” end to what is likely to have been the longest U.S. recession since the 1930s has not yet been declared, consumers and investors have been heartened by signs of an economy on the mend. The U.S. economy has now registered two consecutive quarters of growth in Gross Domestic Product (GDP)—and most economists expect another positive report when first-quarter 2010 GDP is released in late April. [Editor’s Note: On April 30, the Commerce Department reported first quarter GDP growth of 3.2%.]

At the same time, many economic indicators remain weak, the national unemployment rate hovers near 10%, the housing market continues to struggle, consumer balance sheets remain highly leveraged, and state and local governments face major fiscal crises.

In the most recent annual report, we noted that equity investment opportunities were no longer as compelling as they were in early 2009, when valuations were at near-term lows. Since then, valuations have risen, but we continue to find buying opportunities in stocks of companies that we view to have long-term fundamentals that will evolve significantly better than current valuation suggests.

Management of the fund
We continue to manage the Capital Opportunity Fund with a long-term perspective, with the expectation that the fund’s choices will outperform the market over a three- to five-year horizon. We rely on rigorous fundamental research and meet with company management, competitors, suppliers, and customers to help identify potential opportunities, as well as to reassess our conviction in the fund’s holdings.

Our investment process has led us to build significant investments in technology and health care over the years. Although these two sectors accounted for slightly more than one-third of the benchmark’s weighting, on average, during the six months, they represented almost two-thirds of the value of the fund.

7

Technology
We believe many technology stocks continue to have reasonable valuations, and we remain enthusiastic about prospects for growth. For example, we believe the transition to mobile computing, in particular to mobile Internet use with smartphones, is still in its infancy and is creating many attractive opportunities.

There are more than 4.8 billion mobile phone subscriptions around the world, and more than 1.6 billion Internet users, but less than 10% of total mobile phones are data-centric smartphones. We anticipate that millions of customers, especially in the emerging markets, which often lack land lines and other infrastructure, will adopt smartphones as the main way, and sometimes the only way, to access the Internet.

Among the fund’s investments that we believe are well-positioned to capitalize on these opportunities are Research In Motion, the fund’s largest holding; Google; and software-related companies such as Microsoft, Trimble Navigation, and Symantec. Another top-ten holding, Cree, was one of the top contributors to the fund’s six-month return; General Electric recently announced plans to begin selling, by early 2011, an energy-efficient LED light bulb using Cree’s LED chip technology.

One of the largest purchases in the fund during the last six months was video game maker Electronic Arts, a company that we believe is well-positioned to benefit from a recent restructuring and the upcoming introduction of new games. While it is difficult to predict the reaction to new games, sales are typically higher when there is a large, well-established installed base of consoles for the current generation of video game platforms. In terms of sales, we opportunistically decreased the fund’s position in ASML Holding.

Health care
We believe there are several demographic trends that favor growth in global demand for health care products and services: rising disposable income, increasing life expectancy, an aging population, and untapped demand in the emerging markets.

We see some of the most compelling opportunities in biotechnology, which is at the forefront of today’s unmet medical needs. For example, biotechnology companies are developing monoclonal antibodies that are able to target and kill specific cancer cells—a significant improvement over chemotherapy. Furthermore, biotechnology drugs and therapies do not face the threat of generic competition in the same manner as small-molecule pharmaceutical products, effectively extending the pricing power for their developer.

Across the various segments of the health care sector, the fund had several strong performers, including Millipore in life sciences; Dendreon, BioMarin Pharmaceutical, and Biogen Idec in biotechnology; Medtronic in medical devices; and Eli Lilly and Novartis in

8

pharmaceuticals. Amgen and Boston Scientific, however, detracted from the fund’s total return. Amgen continues to await approval from the Food and Drug Administration for Prolia (the brand name for denosumab), a new treatment for osteoporosis. Boston Scientific’s stock price suffered because of a March recall of implantable cardiac defibrillators. We believe the long-term prospects for both companies are not reflected in their current market valuations.

Health care reform has been at the forefront of media coverage and public discussion over the past year. Last October, we noted that the fund’s biotechnology holdings were intrinsically less vulnerable to the proposed changes; we continue to believe that this is the case now that legislation has been passed. Some pharmaceutical companies and equipment makers could benefit as several million more Americans gain access to health insurance. However, longer-term, the new legislation raises concerns about the possibility of price controls, which could discourage innovation.

Other sector highlights
Offsetting the significant stake in technology and health care, the fund was modestly underweight in the consumer discretionary and industrial sectors, where the fund’s stocks outperformed those in the benchmark.

Consumer discretionary stocks often outperform in the early stages of a recovery, and the fund’s holdings were no exception, making strong contributions to the fund’s return in the last fiscal year. Perhaps more unusual is that many of these companies also outperformed in the six months through March, a trend that is not as likely to continue. Some of the fund’s top contributors were DIRECTV, Dress Barn, TJX Cos., and Bed Bath & Beyond.

FedEx, the fund’s second-largest holding at the end of the March, was a positive contributor to the fund’s returns among industrials. The company prudently cut costs during the recession and now has improved operating leverage as demand is increasing. FedEx also benefited from DHL’s decision to exit the U.S. package delivery market. Another notable contributor was Southwest Airlines, which reported record load levels for the second half of calendar-year 2009. During the period, we established a new position in Ritchie Bros. Auctioneers, the world’s largest industrial auctioneer of used and new industrial equipment. The company, based in Canada, operates in more than 25 countries and has 40 auction sites worldwide.

Outlook
We have seen a significant rally in stocks over the past year, and we are cautious in our outlook. The stock market is a leading indicator of trends in the broad economy. Our concerns are that valuations in the stock market are anticipating a more rapid recovery than is likely to occur. After the global economic slowdown and the near-

9

collapse of major financial markets, we believe it will take more time to return to “normal.”

While financial markets have stabilized, thanks to dramatic and unprecedented actions by the government and the Federal Reserve Board, many businesses and consumers still find it difficult to access credit.

The federal government’s large-scale intervention, not only in the financial markets but also in the broader economy, is likely to have consequences for the investment environment for some time to come. We have not yet seen the full effect of various programs, such as those to stimulate the adoption of renewable energy and the first-time homebuyer’s tax credit, but costs to taxpayers are certain. In the long run, we believe that market forces are more efficient allocators of resources than governments are.

Questions about these government programs, as well as the Fed’s “exit strategy,” including steps to begin draining liquidity from the system and the timing of a possible increase in the target for short-term interest rates, add to the uncertain outlook. So does the prospect of inflation, stemming from the extensive spending on various rescue programs. For now, very low short-term rates are keeping intermediate-and longer-term rates in check.

We will, as always, rely on our in-depth, fundamental, and proprietary research to identify companies with revenues and profits that, in our judgment, will grow more rapidly than the expectations that are reflected in their current valuations. We remain focused on investing in the stocks of companies with global competitive advantages, innovative products, growing markets, and strong balance sheets, if we can buy them at what we believe is an attractive price.

Theo A. Kolokotrones	Howard B. Schow
Portfolio Manager	Portfolio Manager
David H. Van Slooten
Portfolio Manager
Joel P. Fried	Alfred W. Mordecai
Portfolio Manager	Portfolio Manager

PRIMECAP Management Company
April 23, 2010

10

Capital Opportunity Fund

Fund Profile
As of March 31, 2010

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VHCOX	VHCAX
Expense Ratio[1]	0.50%	0.41%
30-Day SEC
Yield	0.00%	0.00%

Portfolio Characteristics
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	112	489	4,159
Median Market Cap	$13.9B	$6.3B	$31.4B
Price/Earnings Ratio	34.4x	26.9x	23.0x
Price/Book Ratio	3.0x	3.3x	2.2x
Return on Equity	15.6%	20.1%	19.1%
Earnings Growth Rate	11.3%	12.3%	6.9%
Dividend Yield	0.8%	1.0%	1.7%
Foreign Holdings	11.7%	0.0%	0.0%
Turnover Rate
(Annualized)	9%	—	—
Short-Term Reserves	3.6%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	15.3%	18.2%	11.0%
Consumer Staples	0.0	7.2	9.8
Energy	4.6	5.2	10.0
Financials	0.2	8.9	17.3
Health Care	24.6	14.0	12.4
Industrials	12.6	15.1	10.9
Information
Technology	37.9	23.0	18.5
Materials	3.5	4.7	4.0
Telecommunication
Services	1.1	1.1	2.6
Utilities	0.2	2.6	3.5

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	Index
R-Squared	0.95	0.91
Beta	0.93	1.08

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Research In Motion Ltd.	Communications
	Equipment	3.9%
FedEx Corp.	Air Freight &
	Logistics	3.6
Monsanto Co.	Fertilizers &
	Agricultural
	Chemicals	3.4
Cree Inc.	Semiconductors	3.4
Eli Lilly & Co.	Pharmaceuticals	3.2
Amgen Inc.	Biotechnology	3.1
Biogen Idec Inc.	Biotechnology	3.0
DIRECTV Class A	Cable & Satellite	2.9
ASML Holding NV	Semiconductor
	Equipment	2.7
Medtronic Inc.	Health Care
	Equipment	2.7
Top Ten		31.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2010, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended March 31, 2010, the annualized expense ratios were 0.48% for Investor Shares and 0.39% for Admiral Shares.

11

Capital Opportunity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1999, Through March 31, 2010

Average Annual Total Returns: Periods Ended March 31, 2010

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	8/14/1995	56.16%	6.99%	3.59%
Admiral Shares	11/12/2001	56.27	7.09	8.14[1]
1 Return since inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

12

Capital Opportunity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.7%)
Consumer Discretionary (14.8%)
*	DIRECTV Class A	7,605,935	257,157
*	Bed Bath & Beyond Inc.	3,388,400	148,276
	TJX Cos. Inc.	3,475,200	147,766
*,1	Dress Barn Inc.	4,851,500	126,915
*	CarMax Inc.	4,812,800	120,898
	Whirlpool Corp.	1,191,100	103,924
	Men’s Wearhouse Inc.	2,500,000	59,850
	Nordstrom Inc.	1,425,000	58,211
*	O’Reilly Automotive Inc.	925,400	38,598
	Lowe’s Cos. Inc.	1,550,000	37,572
	Best Buy Co. Inc.	850,000	36,159
*	99 Cents Only Stores	2,200,000	35,860
*	Amazon.com Inc.	260,300	35,331
	Gentex Corp.	1,501,100	29,151
	Chico’s FAS Inc.	2,000,000	28,840
*	Quiksilver Inc.	5,796,500	27,417
	Abercrombie & Fitch Co.	200,000	9,128
	Carnival Corp.	137,000	5,327
*,1	Strattec Security Corp.	217,000	4,409
			1,310,789
Energy (4.4%)
	Murphy Oil Corp.	2,000,000	112,380
	Noble Energy Inc.	971,800	70,942
*	Oceaneering
	International Inc.	1,000,000	63,490
	National Oilwell Varco Inc.	1,050,000	42,609
*	Plains Exploration &
	Production Co.	1,166,500	34,983
	ConocoPhillips	400,000	20,468
*	Exterran Holdings Inc.	619,400	14,971
*	Pride International Inc.	410,000	12,345
	Cabot Oil & Gas Corp.	295,000	10,856
*	Transocean Ltd.	100,000	8,638
*	Seahawk Drilling Inc.	165,000	3,110
			394,792
Financials (0.2%)
	Chubb Corp.	390,000	20,222

			Market
			Value•
		Shares	($000)
Health Care (23.8%)
	Eli Lilly & Co.	7,814,700	283,048
*	Amgen Inc.	4,619,700	276,073
*	Biogen Idec Inc.	4,641,031	266,210
	Medtronic Inc.	5,241,800	236,038
	Novartis AG ADR	3,785,000	204,769
	Roche Holding AG	1,025,000	166,471
*	Dendreon Corp.	3,557,100	129,727
*	BioMarin
	Pharmaceutical Inc.	5,049,100	117,997
*	Millipore Corp.	1,011,500	106,814
*	Life Technologies Corp.	1,927,445	100,748
*	Boston Scientific Corp.	12,323,400	88,975
*	Cerner Corp.	450,000	38,277
*	Charles River Laboratories
	International Inc.	757,722	29,786
*	Edwards
	Lifesciences Corp.	300,000	29,664
*	Illumina Inc.	468,500	18,225
*	Affymetrix Inc.	1,425,500	10,463
*	Waters Corp.	87,000	5,876
*	Pharmacyclics Inc.	728,962	4,549
*	InterMune Inc.	18,000	802
			2,114,512
Industrials (12.2%)
	FedEx Corp.	3,426,750	320,058
	Southwest Airlines Co.	9,919,100	131,130
*,1	Thomas & Betts Corp.	3,311,000	129,924
	Rockwell Automation Inc.	1,950,000	109,902
*	AMR Corp.	8,915,200	81,217
*	McDermott
	International Inc.	2,965,000	79,818
	Pall Corp.	1,400,000	56,686
	CH Robinson
	Worldwide Inc.	800,000	44,680
^	Ritchie Bros
	Auctioneers Inc.	1,529,400	32,928
*	JetBlue Airways Corp.	4,641,050	25,897
	Expeditors International
	of Washington Inc.	545,000	20,121

13

Capital Opportunity Fund

			Market
			Value•
		Shares	($000)
	Union Pacific Corp.	250,000	18,325
*	Chicago Bridge &
	Iron Co. NV	593,930	13,815
	SPX Corp.	205,000	13,596
*	Jacobs Engineering
	Group Inc.	87,801	3,968
*	US Airways Group Inc.	57,000	419
			1,082,484
Information Technology (36.6%)
*	Research In Motion Ltd.	4,679,600	346,056
*	Cree Inc.	4,263,900	299,411
	ASML Holding NV	6,849,944	242,488
*	Google Inc. Class A	374,550	212,374
	Corning Inc.	10,132,400	204,776
*	NVIDIA Corp.	10,422,650	181,146
*	Symantec Corp.	10,379,600	175,623
	Altera Corp.	7,137,700	173,517
*	Electronic Arts Inc.	8,013,700	149,536
*	Rambus Inc.	5,235,000	114,385
	Microsoft Corp.	3,865,000	113,129
*,1	FormFactor Inc.	5,983,300	106,263
*	SanDisk Corp.	2,543,262	88,073
*	Trimble Navigation Ltd.	2,818,200	80,939
*	Adobe Systems Inc.	2,265,000	80,113
*	Flextronics
	International Ltd.	9,875,000	77,420
	Hewlett-Packard Co.	1,350,000	71,752
	Texas Instruments Inc.	2,791,600	68,310
*	Micron Technology Inc.	5,550,000	57,664
	Intersil Corp. Class A	3,659,700	54,017
*	EMC Corp.	2,825,000	50,963
*	eBay Inc.	1,400,000	37,730
	Plantronics Inc.	1,150,000	35,972
*	Motorola Inc.	4,800,000	33,696
*,1	Descartes Systems
	Group Inc.	4,645,000	29,914
*	Akamai Technologies Inc.	732,900	23,020
*	Intuit Inc.	470,000	16,140
*	Rovi Corp.	375,000	13,924
*	Comverse Technology Inc.	1,660,000	13,761
	QUALCOMM Inc.	308,000	12,933
	Xilinx Inc.	430,000	10,965
*	Entegris Inc.	2,019,231	10,177
*	Cymer Inc.	250,000	9,325
*	Ciena Corp.	607,142	9,253
*	Nuance
	Communications Inc.	510,000	8,486
*	Brocade Communications
	Systems Inc.	1,350,000	7,709
*	FEI Co.	320,000	7,331
*	Citrix Systems Inc.	140,000	6,646
	Jabil Circuit Inc.	220,000	3,562
*	Verigy Ltd.	300,000	3,354

			Market
			Value•
		Shares	($000)
*	Apple Inc.	14,000	3,289
*	Avid Technology Inc.	10,000	138
			3,245,280
	Materials (3.4%)
	Monsanto Co.	4,215,886	301,099

Telecommunication Services (1.1%)
*	NeuStar Inc. Class A	2,631,000	66,301
*	Sprint Nextel Corp.	7,814,700	29,696
			95,997
	Utilities (0.2%)
*	AES Corp.	1,352,000	14,872
	Total Common Stocks
	(Cost $6,107,008)		8,580,047
Temporary Cash Investment (3.8%)
	Money Market Fund (3.8%)
2,3	Vanguard Market
	Liquidity Fund, 0.183%
	(Cost $335,937)	335,937,168	335,937
	Total Investments (100.5%)
	(Cost $6,442,945)		8,915,984
Other Assets and Liabilities (-0.5%)
	Other Assets		19,913
	Liabilities[3]		(60,698)
			(40,785)
	Net Assets (100%)		8,875,199

14

Capital Opportunity Fund

At March 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	6,685,913
Undistributed Net Investment Income	3,872
Accumulated Net Realized Losses	(287,648)
Unrealized Appreciation (Depreciation)
Investment Securities	2,473,039
Foreign Currencies	23
Net Assets	8,875,199

Investor Shares—Net Assets
Applicable to 135,759,313 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,287,168
Net Asset Value Per Share—
Investor Shares	$31.58

Admiral Shares—Net Assets
Applicable to 62,892,888 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,588,031
Net Asset Value Per Share—
Admiral Shares	$72.95

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $16,057,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $16,408,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Capital Opportunity Fund

Statement of Operations

Six Months Ended
March 31, 2010
($000)
Investment Income
Income
Dividends[1,2]	40,116
Interest[2]	315
Security Lending	199
Total Income	40,630
Expenses
Investment Advisory Fees—Note B	10,712
The Vanguard Group—Note C
Management and Administrative—Investor Shares	4,115
Management and Administrative—Admiral Shares	2,357
Marketing and Distribution—Investor Shares	319
Marketing and Distribution—Admiral Shares	316
Custodian Fees	65
Shareholders’ Reports—Investor Shares	37
Shareholders’ Reports—Admiral Shares	11
Trustees’ Fees and Expenses	7
Total Expenses	17,939
Net Investment Income	22,691
Realized Net Gain (Loss)
Investment Securities Sold[2]	78,690
Foreign Currencies	19
Realized Net Gain (Loss)	78,709
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,012,787
Foreign Currencies	29
Change in Unrealized Appreciation (Depreciation)	1,012,816
Net Increase (Decrease) in Net Assets Resulting from Operations	1,114,216

1 Dividends are net of foreign withholding taxes of $2,282,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $0, $315,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Capital Opportunity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,691	33,779
Realized Net Gain (Loss)	78,709	(367,970)
Change in Unrealized Appreciation (Depreciation)	1,012,816	584,482
Net Increase (Decrease) in Net Assets Resulting from Operations	1,114,216	250,291
Distributions
Net Investment Income
Investor Shares	(13,472)	(14,339)
Admiral Shares	(16,758)	(18,037)
Realized Capital Gain
Investor Shares	—	(259,376)
Admiral Shares	—	(253,317)
Total Distributions	(30,230)	(545,069)
Capital Share Transactions
Investor Shares	(148,182)	207,062
Admiral Shares	98,149	291,065
Net Increase (Decrease) from Capital Share Transactions	(50,033)	498,127
Total Increase (Decrease)	1,033,953	203,349
Net Assets
Beginning of Period	7,841,246	7,637,897
End of Period[1]	8,875,199	7,841,246
1 Net Assets—End of Period includes undistributed net investment income of $3,872,000 and $11,392,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Capital Opportunity Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$27.71	$29.41	$42.70	$36.11	$31.92	$27.24
Investment Operations
Net Investment Income	.074	.121	.254[1]	.070	.053	.090
Net Realized and Unrealized Gain (Loss)
on Investments	3.893	.355	(9.884)	8.447	4.421	4.731
Total from Investment Operations	3.967	.476	(9.630)	8.517	4.474	4.821
Distributions
Dividends from Net Investment Income	(.097)	(.114)	(.218)	(.070)	(.055)	(.070)
Distributions from Realized Capital Gains	—	(2.062)	(3.442)	(1.857)	(.229)	(.071)
Total Distributions	(.097)	(2.176)	(3.660)	(1.927)	(.284)	(.141)
Net Asset Value, End of Period	$31.58	$27.71	$29.41	$42.70	$36.11	$31.92

Total Return[2]	14.34%	4.41%	-24.13%	24.35%	14.10%	17.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,287	$3,903	$3,851	$5,415	$5,051	$5,231
Ratio of Total Expenses to
Average Net Assets	0.48%[3]	0.50%	0.45%	0.45%	0.49%	0.51%
Ratio of Net Investment Income to
Average Net Assets	0.51%[3]	0.50%	0.67%[1]	0.18%	0.15%	0.33%
Portfolio Turnover Rate	9%[3]	12%	13%	14%	11%	12%

1 Net investment income per share and the ratio of net investment income to average net assets include $.125 and 0.33%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.
2 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, nor do they include the 1% fee previously assessed on redemptions of shares held for less than five years, or the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Capital Opportunity Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$64.04	$68.00	$98.71	$83.49	$73.77	$62.96
Investment Operations
Net Investment Income	.203	.329	.664[1]	.240	.198	.291
Net Realized and Unrealized Gain (Loss)
on Investments	8.980	.811	(22.845)	19.508	10.229	10.911
Total from Investment Operations	9.183	1.140	(22.181)	19.748	10.427	11.202
Distributions
Dividends from Net Investment Income	(.273)	(.339)	(.577)	(.238)	(.178)	(.228)
Distributions from Realized Capital Gains	—	(4.761)	(7.952)	(4.290)	(.529)	(.164)
Total Distributions	(.273)	(5.100)	(8.529)	(4.528)	(.707)	(.392)
Net Asset Value, End of Period	$72.95	$64.04	$68.00	$98.71	$83.49	$73.77

Total Return[2]	14.37%	4.52%	-24.05%	24.43%	14.23%	17.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,588	$3,938	$3,787	$4,760	$3,750	$3,004
Ratio of Total Expenses to
Average Net Assets	0.39%[3]	0.41%	0.36%	0.37%	0.40%	0.42%
Ratio of Net Investment Income to
Average Net Assets	0.60%[3]	0.59%	0.76%[1]	0.26%	0.24%	0.38%
Portfolio Turnover Rate	9%[3]	12%	13%	14%	11%	12%

1 Net investment income per share and the ratio of net investment income to average net assets include $.289 and 0.33%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.
2 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, nor do they include the 1% fee previously assessed on redemptions of shares held for less then five years.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Capital Opportunity Fund

Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation

(depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and for the period ended March 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

20

Capital Opportunity Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2010, the investment advisory fee represented an effective annual rate of 0.26% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2010, the fund had contributed capital of $1,640,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.66% of

Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	8,413,576	166,471	—
Temporary Cash Investments	335,937	—	—
Total	8,749,513	166,471	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax

21

Capital Opportunity Fund

character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2010, the fund realized net foreign currency gains of $19,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

For tax purposes, at September 30, 2009, the fund had available capital loss carryforwards totaling $42,246,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $325,683,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2010, the cost of investment securities for tax purposes was $6,442,945,000. Net unrealized appreciation of investment securities for tax purposes was $2,473,039,000, consisting of unrealized gains of $3,268,388,000 on securities that had risen in value since their purchase and $795,349,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2010, the fund purchased $362,135,000 of investment securities and sold $349,911,000 of investment securities, other than temporary cash investments.

G. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Sept. 30, 2009		Proceeds from		Mar. 31, 2010
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
BioMarin Pharmaceutical Inc.	NA1	1,413	—	—	NA1
Descartes Systems Group Inc.	24,851	—	—	—	29,914
Dress Barn Inc.	86,987	—	—	—	126,915
FormFactor Inc.	143,121	—	—	—	106,263
Strattec Security Corp.	3,094	—	—	—	4,409
Thomas & Betts Corp.	99,595	—	—	—	129,924
	357,648			—	397,425

1 Not applicable — At September 30, 2009, and March 31, 2010, the issuer was not an affiliated company of the fund, but was affiliated during the period.

22

Capital Opportunity Fund

H. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	March 31, 2010		September 30, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	203,522	6,920	483,233	21,004
Issued in Lieu of Cash Distributions	12,722	435	260,191	12,932
Redeemed[1]	(364,426)	(12,426)	(536,362)	(24,037)
Net Increase (Decrease)—Investor Shares	(148,182)	(5,071)	207,062	9,899
Admiral Shares
Issued	271,183	3,972	549,289	10,483
Issued in Lieu of Cash Distributions	15,104	224	245,987	5,296
Redeemed[1]	(188,138)	(2,802)	(504,211)	(9,971)
Net Increase (Decrease)—Admiral Shares	98,149	1,394	291,065	5,808
1 Net of redemption fees for fiscal 2010 and 2009 of $274,000 and $841,000, respectively (fund totals).

I. In preparing the financial statements as of March 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended March 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Opportunity Fund	9/30/2009	3/31/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,143.44	$2.57
Admiral Shares	1,000.00	1,143.73	2.08
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.54	$2.42
Admiral Shares	1,000.00	1,022.99	1.97

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.48% for Investor Shares and 0.39% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Capital Opportunity Fund has renewed the fund’s investment advisory agreement with PRIMECAP Management Company. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth-equity investing. Five experienced portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential overlooked by the market and stock that is trading at attractive valuation levels. The firm has managed the fund since 1998.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion and that performance results have allowed the fund to remain competitive versus its benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1112 052010

Vanguard Global Equity Fund
Semiannual Report
March 31, 2010

> For the fiscal half-year ended March 31, 2010, Vanguard Global Equity Fund returned about 8%, slightly more than its benchmark index and the average return of competing global funds.

> Global stock markets extended their climb to the one-year mark, after bottoming out in March 2009.

> Gains in North America and in emerging markets lifted the fund’s return on the regional level, while consumer discretionary was a key driver among the sectors.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	14
Financial Statements.	15
About Your Fund’s Expenses.	36
Trustees Approve Advisory Agreements.	38
Glossary.	40

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended March 31, 2010
				Total
				Returns
Vanguard Global Equity Fund				8.13%
MSCI All Country World Index				7.90
Global Funds Average				7.56
Global Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2009 , Through March 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Global Equity Fund	$15.49	$16.38	$0.356	$0.000

Chairman’s Letter

Dear Shareholder,

Although the global stock markets’ ascent has decelerated from the torrid pace set through most of 2009, Vanguard Global Equity Fund returned about 8% for the fiscal half-year ended March 31. The fund’s performance was slightly ahead of that of its benchmark index, the Morgan Stanley Capital International All Country World Index, and the average return of global funds.

Most sectors and regions exhibited strength. North American markets, dominated by the United States with an assist from Canada, were most impressive. Despite cooling off, emerging markets and the developed markets of the Pacific region also made solid contributions. In the face of various economic challenges, European markets managed a tiny gain. Strong stock selections in the consumer discretionary, industrials, and materials sectors helped nudge the fund’s return past that of its benchmark index.

Stock market rally continued despite a few minor setbacks
After a steep but short-lived decline, stocks resumed their uphill trek in February. The broad U.S. stock market ended the six-month period up about 12%. Since stocks began their historic recovery in March just over a year ago, U.S. equities have risen more than 70%.

During the six months, small-capitalization companies outperformed larger-cap companies, while growth stocks trumped their value counterparts, though the differences weren’t all that significant.

Foreign stocks didn’t fare as well as domestic stocks, but still ended the period on a positive note. Investors' concerns about Greece's creditworthiness, as well as that of economies such as Spain and Portugal, weighed on the European markets. In Asia, possible changes to China’s monetary policies and weakness in the Japanese market hindered the region’s results. Emerging-market stocks, which made a quick and substantial recovery from the global financial crisis, continued to outperform developed-market stocks.

Investors still favored riskier bond options
The broad U.S. taxable bond market returned about 2% for the period, as investors continued to prefer higher-risk corporate bonds over government issues. The broad municipal bond market returned 0.28%. The yields of longer-term U.S. Treasury bonds rose during the six months, while those of the shortest-term securities remained near 0%.

The Federal Reserve Board has kept its target for short-term interest rates unchanged at 0% to 0.25% since December 2008 and has said that it expects to maintain that rate for “an extended period.” In late February, Fed Chairman Ben Bernanke said that low

Market Barometer

			Total Returns
		Periods Ended March 31, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.11%	51.60%	2.31%
Russell 2000 Index (Small-caps)	13.07	62.76	3.36
Dow Jones U.S. Total Stock Market Index	12.48	52.88	2.82
MSCI All Country World Index ex USA (International)	5.51	61.67	6.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.99%	7.69%	5.44%
Barclays Capital Municipal Bond Index	0.28	9.69	4.58
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.13	2.76

CPI
Consumer Price Index	0.77%	2.31%	2.40%

interest rates were still necessary to help the economy recover, but that the central bank would be ready to tighten credit “at the appropriate time.” The Fed has, however, begun to wind down credit programs established during the financial crisis.

U.S. carries the load as markets move ahead
As the financial crisis faded further from view, the recovery of global stock markets moved into a more mature phase. Gains from the past six months weren’t as sharp as those experienced last spring and summer, but they reflected the emergence of encouraging fundamentals such as seemingly sustainable economic growth and the beginnings of a recovery in corporate earnings.

The Global Equity Fund enjoyed strength in all regions of the global stock market, with the notable exception of Europe. The key drivers of its success included good stock selections in North America and emerging markets and the advisors’ decision to maintain above-benchmark exposure to emerging markets.

The improvement of the U.S. stock market was crucial to Global Equity’s performance. U.S. stocks rose more than 12%. The fund’s allocation to Canada, while far less than that of the United States, provided a boost with a 17% return.

Several countries propelled emerging markets, which advanced more than 12%. China and Brazil, primary drivers in recent periods, took a back seat to South Africa

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Global Equity Fund	0.47%	1.49%

The fund expense ratio shown is from the prospectus dated January 26, 2010, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended March 31, 2010, the fund’s annualized expense ratio was 0.47%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Global Funds.

and multiple countries in Asia. In Brazil, the advisors’ decision to underweight the country and poor stock selection were hindrances relative to the benchmark.

In the developed markets of the Pacific region, Global Equity returned about 7%, again benefiting from the advisors’ good stock selections, particularly in Japan and Hong Kong. The fund’s primary weak spot during the period was Europe. Positives were the United Kingdom’s nearly 5% return and the advisors’ underweighted positions in economically troubled Spain and Greece. These hits, however, were countered by subpar stock selections in France and Germany.

Consumer discretionary stocks made a meaningful difference
On a sector basis, consumer discretionary stocks contributed most to the fund’s return. The fund held a relatively heavy weighting in these stocks, which performed strongly as consumers, feeling confident again in the aftermath of the financial crisis, pulled out their purses for purchases big and small. The money flowed in a variety of industries within the sector. Internet travel agent priceline.com, automaker Nissan, media company Cablevision Systems, and auction house Sotheby’s turned in particularly impressive results.

Some of the gains were offset by weakness. Less-than-stellar stock selection in the information technology sector harmed Global Equity relative to the benchmark. The fund didn’t hold heavyweight performers Apple, Oracle, and Intel, and its holdings in Microsoft were significantly less than the benchmark.

Global investing’s risks can be muted with long-term focus
Global Equity Fund presents a unique opportunity to invest in international and U.S. stocks together in an actively managed fund. Along with the risks inherent in any equity fund, international investing brings additional elements to consider, such as the political climate in foreign countries and currency value.

Along with the risks come potential rewards. While international stocks retreated even further than their U.S. counterparts during the global financial crisis, they exchanged positions during 2009’s stunning comeback, with foreign markets taking the lead. As the recovery continued over the past six months at a less-pressing pace, U.S. stocks resumed their spot out front.

The back-and-forth behavior demonstrates that global markets don’t move together, and a long-term investor can potentially benefit from holding an investment that includes the U.S. and North American markets, the developed markets of the Pacific and Europe, and emerging markets. Global Equity Fund, with its exposure to stock markets around the world, can play an important role in a well-diversified portfolio.

On another matter, I would like to inform you that as of January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for investing in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 19, 2010

Advisors’ Report

For the half-year ended March 31, 2010, the Global Equity Fund returned about 8%. Your fund is managed by four independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. These comments were prepared on April 23, 2010.

Vanguard Global Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Marathon Asset Management,	35	1,416	A long-term and contrarian investment philosophy and
LLP			process with a focus on industry capital cycle analysis
			and in-depth management assessment.
Acadian Asset Management, LLC	35	1,399	A quantitative, active, bottom-up investment process
			that combines stock and peer-group valuation to arrive
			at a return forecast for each of more than 40,000
			securities in the global universe.
AllianceBernstein L.P.	21	837	A fundamentally based, research-driven approach,
			focused on finding companies whose long-term
			earnings power exceeds the level implied by their
			current stock price. Proprietary quantitative tools aid
			risk control and portfolio construction.
Baillie Gifford Overseas Ltd.	4	177	The advisor seeks stocks that can generate
			above-average growth in earnings and cash flow,
			producing a bottom-up, stock-driven approach to
			country and asset allocation. An in-depth view on each
			company is measured against the consensus view,
			leading to discrepancies and potential opportunities to
			add value.
Cash Investments	5	184	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Marathon Asset Management LLP

Portfolio Managers:
Jeremy J. Hosking, Investment Director

Neil M. Ostrer, Investment Director

William J. Arah, Investment Director

Over the last six months the markets, with only minor interruptions, have continued to rise, with the materials, industrials, and consumer discretionary sectors leading the way. In such an environment, the fund’s cyclical bias has resulted in strong performance. Benefits have been reaped from stock selection, particularly in North America, where priceline.com has continued to deliver impressive growth and Bombardier was boosted by new aircraft orders. New World Development fared less well over the period as sentiment toward the Hong Kong market weakened.

The positioning in our portion of the fund’s portfolio has been largely consistent over the period, and turnover has remained low In the United States, we increased our weighting in Cablevision Systems as the free cash-flow characteristics of the business remain highly attractive, while we took profits in American Greetings and priceline.com. In Europe, we added to our holdings in Anheuser-Busch InBev and Carlsberg as the beer industry appears set to benefit from consolidation. Activity in Asia, excluding Japan, remained subdued, while in Japan our exposure to domestic cyclicality increased.

In general, we believe the trends that became evident in 2009 have further to run in 2010. The emerging market tilt should continue to pay off and all the more so since many of the markets in which the fund is invested remain relatively unfashionable. Superior firms such as Amazon.com continue to grow, and the fund contains many pockets of value that have not been recognized by the recovery in the stock markets.

Acadian Asset Management LLC

Portfolio Managers:
John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer

Ronald D. Frashure, CFA, President and Chief Executive Officer

Brian K. Wolahan, CFA, Senior Vice President and Director of Alternative Strategies

World equities made steady gains in the trailing six months amid mounting evidence of global recovery and stabilizing market conditions. Though the pace of recovery was uncertain, leading to some ongoing volatility in the markets, the overall trajectory was one of recovery and growth.

Investors shifted from a focus on risk and cheapness at the expense of earnings and financial quality early in the period to a renewed attention to fundamentals and less sentiment-driven investing, which was strengthened by stabilization of global gross domestic product (GDP) and corporate earnings recovery.

In this environment, our portfolio continued to focus on attractively valued stocks that appeared likely to rise in price based on earnings data, price characteristics, and quality. Key overweighted markets, based on bottom-up stock selection, were the United States and Japan as well as India, Taiwan, and South Korea in the emerging markets. The United Kingdom, Canada, and Switzerland were underweighted. Important sector weightings included health care, information technology, and energy.

In terms of broad themes, although value- and quality-based measures of active stock selection were rewarded and earnings/growth factors were near-neutral, momentum-based measures struggled. Unfavorable factor interactions (for example, value or earnings did well on their own but performed far less well within the most attractive momentum stocks) and factor nonlinearity (a factor did well overall but not in the very top decile, where holdings are most likely to be concentrated) also restrained returns.

These themes played out most notably in the United States, where our stock selection underperformed considerably, particularly in the financials and IT sectors. Country allocations overall yielded moderately positive results, helped by our lack of exposure to Spain, where sovereign debt concerns damped equities, and our overweighted position in India. From a sector standpoint, our overweighting to energy and underweighting to consumer staples detracted value.

AllianceBernstein L.P.

Portfolio Managers:
Sharon E. Fay, CFA, Head of Bernstein Value Equities and Chief Investment Officer–Global Value Equities

Kevin F. Simms, Co-Chief Investment Officer–International Value Equities and Director of Research–Global and International Value Equities

Henry S. D’Auria, CFA, Co-Chief Investment Officer–International Value Equities and Chief Investment Officer–Emerging Markets Value Equities

Recent months were choppy for global equities, as markets stumbled in January amid mounting concern about the sovereign debt crisis in Greece and potential contagion. Equities rallied in March as attention switched to continuing global economic growth and improving corporate earnings.

However, uncertainty about the economic outlook continues to create opportunities for active managers and equity market valuations remain attractive. Although spreads between the cheapest and most expensive stocks have narrowed from 2008 peaks, the gap remains wider than at any time in the last 45 years, except during the Internet bubble. This suggests that the recovery in value stocks still has a long way to run.

Our primary goal is to buy the most cash flow at the lowest price. After aggressively cutting costs and capital expenditures, companies are generating significant amounts of free cash, giving them more flexibility to unlock shareholder value. Still, the economic recovery could take longer than expected, so we continue to emphasize characteristics such as strong cash-flow generation, dominant market positions, and other competitive advantages.

Recently, we have increased our exposure to industrial commodities by adding attractively valued producers of copper and iron ore, as our research forecasts higher prices for these metals driven by demand from China. In financials, we’ve trimmed our overweight, while maintaining stakes in banks that are positioned to weather potential regulatory changes better than the market anticipates. We have also added consumer staples companies that are facing company-specific controversies.

During the reporting period, euro-denominated holdings detracted because of fears related to European sovereign risk. Strong performers came from a variety of sectors—including technology, consumer cyclicals, and capital equipment—confirming our conviction that the opportunity remains widespread across industries and regions.

Baillie Gifford Overseas Ltd.

Portfolio Managers:
Charles Plowden, Joint Senior Partner and Lead Portfolio Manager

Spencer Adair, CFA, Investment Manager

Malcolm MacColl, Investment Manager

It is encouraging to see that the optimism we have shown over recent months is being rewarded by better underlying corporate performance. The strong recovery in earnings toward the end of last year was often driven by cost cutting; however, this type of progression is now being replaced by improvements based on fundamental growth, strong competitive advantages, and solid management. As long as our companies, which are the lifeblood of our stock-driven portfolio, continue to see such underlying recovery, we will retain our optimistic bias, although there may be bumps on the road as we continue to recover from the great financial crisis.

The market has fretted about a few key issues in recent months. The unevenness of the U.S. recovery has been perceived to be a problem, with retail sales and industrial production moving forward while the housing market and employment remain fragile. We see very strong cash generation from companies and we think this will seep into the wider economy and bolster job prospects. Concern has rightly focused on the fringes of Europe, notably Greece. With the help of Germany and the support of other European Union nations as well as the IMF it would appear that a solution (albeit an unpalatable one for many Greeks) has been found.

Perhaps the greatest danger, especially for our portfolio, which has an Asian bias, would be a puncture to the Chinese growth story. We are frequent visitors to the region, and the consensus is that its long-term prospects are undimmed. China’s massive investment in infrastructure is being accompanied by huge leaps in technological knowledge and an impressive array of skills from the expanding number of graduates from its universities.

Although there are challenges, we believe that our companies are capitalizing on the existing opportunities and that fundamental strengths should lead to further progress for the portfolio.

Global Equity Fund

Fund Profile
As of March 31, 2010

Portfolio Characteristics
		MSCI All
		Country
		World
	Fund	Index
Number of Stocks	790	2,410
Median Market Cap	$16.1B	$34.2B
Price/Earnings Ratio	21.4x	23.5x
Price/Book Ratio	1.7x	2.0x
Return on Equity	16.6%	19.4%
Earnings Growth Rate	7.9%	6.9%
Dividend Yield	2.3%	2.3%
Turnover Rate
(Annualized)	83%	—
Ticker Symbol	VHGEX	—
Expense Ratio[1]	0.47%	—
Short-Term Reserves	0.6%	—

Sector Diversification (% of equity exposure)
		MSCI All
		Country
		World
	Fund	Index
Consumer Discretionary	14.8%	9.2%
Consumer Staples	7.2	9.5
Energy	8.9	11.0
Financials	19.3	21.5
Health Care	9.2	8.9
Industrials	12.9	10.3
Information Technology	11.1	12.2
Materials	7.3	8.5
Telecommunication
Services	7.0	4.7
Utilities	2.3	4.2

Volatility Measures
Spliced MSCI
All Country
World Index
R-Squared	0.99
Beta	1.12

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Ten Largest Holdings (% of total net assets)
Royal Dutch Shell PLC	Integrated Oil &
	Gas	1.4%
Sanofi-Aventis SA	Pharmaceuticals	1.1
BP PLC	Integrated Oil &
	Gas	0.9
Cablevision Systems	Cable & Satellite
Corp. Class A		0.9
ConocoPhillips	Integrated Oil &
	Gas	0.9
Microsoft Corp.	Systems Software	0.9
Time Warner Inc.	Movies &
	Entertainment	0.8
Nippon Telegraph &	Integrated
Telephone Corp.	Telecommunication
	Services	0.8
International Business	Computer
Machines Corp.	Hardware	0.8
Jardine Matheson	Industrial
Holdings Ltd.	Conglomerates	0.8
Top Ten		9.3%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated January 26, 2010, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended March 31, 2010, the annualized expense ratio was 0.47%.

Global Equity Fund

Market Diversification (% of equity exposure)
		MSCI All
		Country
		World
	Fund	Index
Europe
United Kingdom	7.9%	8.4%
France	4.6	4.2
Germany	4.1	3.1
Netherlands	2.3	1.0
Italy	2.1	1.3
Switzerland	1.3	3.2
Other European Markets	4.0	4.7
Subtotal	26.3%	25.9%
Pacific
Japan	8.8%	8.8%
Hong Kong	3.4	0.9
Australia	2.4	3.5
Other Pacific Markets	0.9	0.6
Subtotal	15.5%	13.8%
Emerging Markets
South Korea	3.0%	1.7%
Taiwan	2.4	1.4
India	2.2	1.0
South Africa	1.4	0.9
Thailand	1.1	0.2
Malaysia	1.1	0.4
Philippines	1.0	0.0
Other Emerging Markets	4.3	7.5
Subtotal	16.5%	13.1%
North America
United States	38.8%	42.8%
Canada	2.9	4.4
Subtotal	41.7%	47.2%

Global Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1999, Through March 31, 2010

Spliced MSCI All Country World Index: The MSCI All Country World Index returns were gross of taxes through March 31, 2007. Since then, the index returns have been adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: For 2010, performance data reflect the six months ended March 31, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010

	Inception	One	Five	Ten
	Date	Year	Years	Years
Global Equity Fund	8/14/1995	59.83%	2.78%	6.19%

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

Global Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (94.2%)[1]
Australia (2.0%)
Santos Ltd.	1,663,019	22,383
Origin Energy Ltd.	1,407,545	21,365
Rio Tinto Ltd.	220,837	15,864
BHP Billiton Ltd.	111,566	4,475
Australia & New Zealand
Banking Group Ltd.	168,598	3,919
Brambles Ltd.	480,876	3,244
Bendigo and
Adelaide Bank Ltd.	275,900	2,529
Intoll Group	2,050,356	2,101
Amcor Ltd.	328,819	1,927
Orica Ltd.	48,228	1,184
Caltex Australia Ltd.	69,841	723
Alumina Ltd.	418,968	657
Beach Energy Ltd.	500,099	340
* Iluka Resources Ltd.	76,078	305
		81,016
Austria (0.1%)
OMV AG	72,300	2,711
Oesterreichische Post AG	19,555	569
* bwin Interactive
Entertainment AG	8,217	483
		3,763
Belgium (0.2%)
Anheuser-Busch InBev NV	94,154	4,736
Groupe Bruxelles Lambert
SA	30,257	2,672
		7,408
Brazil (0.5%)
Banco do Brasil SA	491,500	8,219
Petroleo Brasileiro
SA ADR Type A	71,700	2,839
Centrais Eletricas Brasileiras
SA Prior Pfd.	150,900	2,715
Vale SA Class B Pfd. ADR	74,600	2,071

			Market
			Value•
		Shares	($000)
	Itau Unibanco Holding
	SA ADR	93,525	2,057
	OGX Petroleo e
	Gas Participacoes SA	181,500	1,698
	BM&FBOVESPA SA	205,700	1,381
	Ferbasa-Ferro Ligas DA
	Bahia Prior Pfd.	75,400	536
			21,516
Canada (2.9%)
	Rogers
	Communications Inc.
	Class B	757,200	25,862
	Bombardier Inc.	4,191,952	25,713
	EnCana Corp.	356,204	11,083
	Nexen Inc.	354,481	8,771
	Imperial Oil Ltd.	219,672	8,485
	Penn West Energy Trust	358,794	7,599
	BCE Inc.	142,465	4,187
	National Bank of Canada	59,600	3,629
*,^	ACE Aviation Holdings Inc.
	Class A	410,000	3,399
	BCE Inc.	115,073	3,377
	Onex Corp.	102,028	2,902
*	CGI Group Inc. Class A	191,600	2,867
	Fairfax Financial
	Holdings Ltd.	5,855	2,192
	Suncor Energy Inc.	62,568	2,035
^	Ritchie Bros
	Auctioneers Inc.	54,510	1,174
	Groupe Aeroplan Inc.	58,600	614
*	Catalyst Paper Corp.	1,158,844	314
	Atco Ltd.	6,200	311
*	Transat AT Inc. Class A	13,400	185
*	AbitibiBowater Inc.	218,435	46
*	Fraser Papers Inc.	337,960	22
	Canadian Imperial Bank
	of Commerce	241	18
*	Nortel Networks Corp.	241,295	12
			114,797

Global Equity Fund

			Market
			Value•
		Shares	($000)
Chile (0.2%)
	Enersis SA ADR	283,479	5,667
	Banco Santander Chile
	ADR	13,708	935
			6,602
China (0.7%)
^	Tsingtao Brewery Co. Ltd.	2,290,000	11,513
	China Mobile Ltd.	487,500	4,688
	Dongfeng Motor
	Group Co. Ltd.	2,654,000	4,303
*	Sohu.com Inc.	53,865	2,941
*,^	Shanda Interactive
	Entertainment Ltd. ADR	33,600	1,465
	China National Building
	Material Co. Ltd.	738,000	1,427
*	Baidu Inc. ADR	1,900	1,134
*	Sina Corp.	27,000	1,018
	Silver Grant International	1,752,000	635
			29,124
Czech Republic (0.1%)
	Komercni Banka AS	11,181	2,275

Denmark (0.8%)
	Carlsberg A/S Class B	92,977	7,795
*	Danske Bank A/S	215,024	5,276
*	William Demant Holding	56,130	3,969
	Coloplast A/S Class B	32,210	3,545
*	Vestas Wind Systems A/S	65,019	3,537
*	GN Store Nord	377,025	2,255
	Novo Nordisk A/S Class B	29,057	2,243
	AP Moller - Maersk A/S
	Class B	200	1,524
*	Jyske Bank A/S	23,304	826
*,^	Bang & Olufsen A/S	33,672	406
			31,376
Egypt (0.2%)
*	Ezz Steel	1,397,944	5,365
	Egyptian Financial
	Group-Hermes Holding	223,300	1,288
			6,653
Finland (0.7%)
	Nokia Oyj	886,062	13,809
	Sampo Oyj	236,523	6,270
^	Metso Oyj	145,621	4,700
^	Tieto Oyj	62,105	1,438
	Wartsila Oyj	12,083	612
	Stora Enso Oyj	40,657	309
	Kone Oyj Class B	5,113	211
			27,349
France (4.2%)
	Sanofi-Aventis SA	571,217	42,629
	BNP Paribas	296,144	22,699

			Market
			Value•
		Shares	($000)
	European Aeronautic
	Defence and Space Co.
	NV	845,221	16,979
	Cie de St-Gobain	191,264	9,185
	EDF SA	161,775	8,819
	France Telecom SA	361,000	8,647
	ArcelorMittal	150,462	6,597
	Total SA	96,169	5,582
	Vivendi SA	206,510	5,522
	Bouygues SA	100,700	5,052
	Klepierre	110,700	4,337
	Legrand SA	130,665	4,126
	Carrefour SA	83,950	4,045
	Lagardere SCA	99,687	4,030
	Groupe Eurotunnel SA	288,589	2,940
	AXA SA	126,823	2,814
	Neopost SA	32,058	2,562
*	Peugeot SA	81,515	2,395
	Thales SA	57,479	2,308
*	Valeo SA	46,215	1,647
*	Alcatel-Lucent ADR	509,351	1,589
	Societe BIC SA	15,210	1,166
	Societe Generale	17,562	1,102
	SA des Ciments Vicat	9,138	716
^	Eurofins Scientific	11,975	519
	SCOR SE	16,853	426
*	Atos Origin SA	5,280	265
			168,698
Germany (3.8%)
	Allianz SE	217,853	27,266
	Deutsche Telekom AG	1,717,474	23,210
	E.ON AG	394,673	14,591
	BASF SE	223,698	13,847
	Deutsche Bank AG	171,603	13,173
	Deutsche Post AG	745,884	12,919
	Bayerische Motoren Werke
	AG	228,087	10,522
	Bayer AG	141,161	9,538
	Henkel AG & Co. KGaA
	Prior Pfd.	125,175	6,742
	Fresenius Medical Care
	AG & Co. KGaA	107,534	6,059
	Daimler AG	118,662	5,577
	Deutsche Lufthansa AG	195,974	3,248
	Celesio AG	49,942	1,596
	Deutsche Boerse AG	17,900	1,324
	Siemens AG	11,664	1,166
	SAP AG	16,320	790
	Fresenius Medical Care
	AG & Co. KGaA ADR	11,744	660
	Aurubis AG	8,800	453
			152,681

Global Equity Fund

			Market
			Value•
		Shares	($000)
Hong Kong (3.4%)
	Jardine Matheson
	Holdings Ltd.	921,102	30,660
	Jardine Strategic
	Holdings Ltd.	1,272,400	24,460
	New World
	Development Ltd.	8,127,548	15,871
	First Pacific Co. Ltd.	13,903,600	8,994
	Esprit Holdings Ltd.	1,103,737	8,699
	Henderson Land
	Development Co. Ltd.	1,033,000	7,261
	Hutchison Whampoa Ltd.	879,000	6,420
	Television Broadcasts Ltd.	1,126,000	5,451
	Midland Holdings Ltd.	4,718,000	5,152
	Wheelock & Co. Ltd.	1,603,000	4,720
^	Hongkong &
	Shanghai Hotels	2,834,674	4,377
	SmarTone
	Telecommunications
	Holding Ltd.	3,621,290	3,744
	CLP Holdings Ltd.	463,000	3,309
	Hong Kong Aircraft
	Engineering Co. Ltd.	204,400	2,579
	Mandarin Oriental
	International Ltd.	830,690	1,164
*	I-CABLE
	Communications Ltd.	6,561,000	1,123
*	Next Media Ltd.	6,300,000	932
	Hong Kong Exchanges
	and Clearing Ltd.	54,000	899
			135,815
India (2.2%)
	State Bank of India Ltd.	354,121	16,374
	Hindalco Industries Ltd.	3,300,560	13,305
	Punjab National Bank Ltd.	540,514	12,178
	Bank of Baroda	606,970	8,627
	Bank of India	1,065,521	8,070
	IDBI Bank Ltd.	2,706,943	6,927
	State Bank of India Ltd.
	GDR	66,230	6,220
	Canara Bank	370,088	3,378
	Dena Bank	1,311,835	2,287
	Allahabad Bank	623,815	1,983
	Union Bank of India	252,033	1,641
	Steel Authority of
	India Ltd.	266,210	1,497
	Oriental Bank of
	Commerce	157,171	1,123
	Indian Bank	223,019	870
	Vijaya Bank	622,993	658
	Syndicate Bank	283,976	544
	Apollo Tyres Ltd.	303,106	479
	Andhra Bank	122,011	294
	UCO Bank	228,979	288
			86,743

			Market
			Value•
		Shares	($000)
Indonesia (0.6%)
*	Bank Pan
	Indonesia Tbk PT	83,375,843	9,061
	Semen Gresik
	Persero Tbk PT	6,910,500	5,533
	Indofood Sukses
	Makmur Tbk PT	11,106,500	4,599
*	Matahari Putra
	Prima Tbk PT	19,910,800	2,712
	Gudang Garam Tbk PT	852,900	2,317
*	Citra Marga Nusaphala
	Persada Tbk PT	1,709,500	167
*	Matahari Putra Prima
	Tbk PT Warrants
	Exp. 12/07/2010	3,859,975	138
*	Mulia Industrindo Tbk PT	921,000	39
			24,566
Ireland (0.1%)
	CRH PLC	66,967	1,670
	DCC PLC	28,986	751
	Fyffes PLC	1,283,082	657
	Paddy Power PLC
	(London Shares)	16,052	572
	Paddy Power PLC	9,642	343
*	Independent News &
	Media PLC	2,042,003	316
	Total Produce PLC	389,036	210
*	Anglo Irish Bank Corp. Ltd.	122,273	36
			4,555
Israel (0.3%)
	Bezeq Israeli
	Telecommunication
	Corp. Ltd.	2,686,300	7,620
	Teva Pharmaceutical
	Industries Ltd. ADR	27,200	1,716
*	Israel Discount Bank Ltd.
	Class A	660,686	1,508
*	Bank Hapoalim BM	105,306	466
			11,310
Italy (2.0%)
	Enel SPA	4,041,055	22,585
	Telecom Italia SPA	11,306,186	16,256
*	UniCredit SPA	4,246,048	12,520
	Saipem SPA	186,440	7,212
*	Fiat SPA	376,976	4,906
	Luxottica Group SPA ADR	179,800	4,815
	ENI SPA	184,100	4,318
	Telecom Italia SPA	2,707,300	3,054
	Luxottica Group SPA	61,709	1,653
	Banco Popolare SC	94,543	656
	Finmeccanica SPA	39,845	532
	Mediaset SPA	44,016	378
*	Natuzzi SPA ADR	42,314	191
			79,076

Global Equity Fund

			Market
			Value•
		Shares	($000)
Japan (8.1%)
	Nippon Telegraph &
	Telephone Corp.	731,400	30,776
*	Nissan Motor Co. Ltd.	3,086,100	26,502
	Sony Corp.	525,300	20,128
	Astellas Pharma Inc.	523,600	18,966
	Marubeni Corp.	2,804,000	17,453
	Japan Tobacco Inc.	3,262	12,144
	Mitsubishi Corp.	456,800	11,995
	Mitsui & Co. Ltd.	699,700	11,781
	Daito Trust
	Construction Co. Ltd.	219,200	10,599
	ORIX Corp.	114,860	10,198
	Hitachi Ltd.	2,580,000	9,599
	Mitsui Fudosan Co. Ltd.	535,000	9,106
	Tokyo Gas Co. Ltd.	1,792,000	7,904
	Sumitomo Mitsui
	Financial Group Inc.	187,300	6,205
	Nippon Oil Corp.	1,091,000	5,462
	FUJIFILM Holdings Corp.	146,200	5,036
	Kao Corp.	188,800	4,788
	Fujitsu Ltd.	596,000	3,913
	Chubu Electric
	Power Co. Inc.	136,300	3,409
*	Mitsubishi Materials Corp.	1,050,000	3,025
	Toyota Tsusho Corp.	187,200	2,941
	Panasonic Electric
	Works Co. Ltd.	230,000	2,907
	Mitsubishi UFJ
	Financial Group Inc.	547,700	2,871
	Toyota Motor Corp.	70,800	2,847
	Sumitomo Electric
	Industries Ltd.	224,900	2,763
	Toyo Seikan Kaisha Ltd.	148,400	2,630
	Yamato Holdings Co. Ltd.	186,200	2,621
	JS Group Corp.	125,100	2,549
	NTT Data Corp.	695	2,317
	West Japan Railway Co.	654	2,253
	Hitachi Chemical Co. Ltd.	103,000	2,231
	Secom Co. Ltd.	50,800	2,224
^	Shinsei Bank Ltd.	1,697,000	2,057
	Asahi Breweries Ltd.	109,300	2,051
	MS&AD Insurance
	Group Holdings	70,400	1,958
	Kawasaki Heavy
	Industries Ltd.	670,000	1,853
	Sumitomo Corp.	157,700	1,816
	Seven & I Holdings Co. Ltd.	73,200	1,771
	Isetan Mitsukoshi
	Holdings Ltd.	163,300	1,757
	KDDI Corp.	329	1,703
	Mitsubishi Heavy
	Industries Ltd.	402,000	1,668
	Kyowa Hakko Kirin Co. Ltd.	155,000	1,601

			Market
			Value•
		Shares	($000)
	Shiseido Co. Ltd.	71,000	1,545
	NSK Ltd.	195,000	1,542
	East Japan Railway Co.	22,100	1,538
	Obayashi Corp.	343,000	1,525
	Yaskawa Electric Corp.	166,000	1,521
	Fukuoka Financial
	Group Inc.	354,000	1,506
	Canon Inc.	32,300	1,494
	Dai Nippon Printing Co. Ltd.	108,000	1,461
	Sompo Japan Insurance Inc.	206,000	1,430
	Nippon Meat Packers Inc.	109,000	1,379
	Sekisui House Ltd.	136,000	1,361
	Yamada Denki Co. Ltd.	18,060	1,335
	Tokyo Electric
	Power Co. Inc.	50,000	1,334
	NTT DoCoMo Inc.	843	1,283
	Mitsubishi Tanabe
	Pharma Corp.	88,000	1,243
	Olympus Corp.	38,000	1,222
	Alfresa Holdings Corp.	27,200	1,173
	Bank of Yokohama Ltd.	236,000	1,158
	Kinden Corp.	125,000	1,097
	Panasonic Corp.	68,600	1,052
	Sumitomo Forestry Co. Ltd.	128,000	1,046
	Ajinomoto Co. Inc.	102,000	1,011
	Omron Corp.	42,900	998
	Taiyo Nippon Sanso Corp.	98,000	960
	Marui Group Co. Ltd.	130,200	945
*	Yamaha Motor Co. Ltd.	62,800	943
	Namco Bandai Holdings Inc.	96,350	940
	Rohm Co. Ltd.	12,200	913
	Mizuho Financial Group Inc.	451,500	893
	Toppan Forms Co. Ltd.	80,200	886
	Shimizu Corp.	189,000	790
	Ryosan Co. Ltd.	29,800	759
	Yamatake Corp.	31,800	745
	Idemitsu Kosan Co. Ltd.	9,300	705
	Onward Holdings Co. Ltd.	86,000	671
	Nippon Suisan Kaisha Ltd.	215,400	625
	Hitachi Metals Ltd.	47,000	495
	Nippon Express Co. Ltd.	114,000	491
	Tokyo Ohka Kogyo Co. Ltd.	25,800	479
	Dainippon Sumitomo
	Pharma Co. Ltd.	51,600	473
	Ricoh Co. Ltd.	29,000	454
	Aeon Co. Ltd.	37,300	424
	TDK Corp.	4,900	327
	Nagase & Co. Ltd.	25,000	313
	Mitsubishi Estate Co. Ltd.	18,000	295
	Arnest One Corp.	30,300	279
	Toho Gas Co. Ltd.	50,000	273
	FUJI SOFT Inc.	16,300	273
	Trend Micro Inc.	7,800	272
	Nihon Unisys Ltd.	39,100	263

	Global Equity Fund

			Market
			Value•
		Shares	($000)
	Kyorin Co. Ltd.	17,000	246
	Fujitsu Frontech Ltd.	32,100	243
	Chiba Bank Ltd.	38,000	228
	Denso Corp.	7,000	209
	Takasago Thermal
	Engineering Co. Ltd.	26,000	206
	Noritake Co. Ltd.	58,000	168
	Inabata & Co. Ltd.	22,700	107
			325,925
	Luxembourg (0.1%)
*,2	Tata Steel Ltd. Warrants
	Exp. 12/23/14	412,400	5,864

	Malaysia (1.1%)
	CIMB Group
	Holdings Bhd.	3,500,519	15,082
	Genting Malaysia Bhd.	10,188,200	8,953
	AMMB Holdings Bhd.	3,927,587	6,016
	Sime Darby Bhd.	1,875,457	5,005
	British American Tobacco
	Malaysia Bhd.	165,000	2,231
*	Malaysian Airline
	System Bhd.	3,210,866	2,114
	Multi-Purpose
	Holdings Bhd.	2,007,390	1,463
	Telekom Malaysia Bhd.	1,218,275	1,284
	Malayan Banking Bhd.	203,200	465
	Carlsberg
	Brewery-Malay Bhd.	109,600	170
	Malaysian Airline
	System Bhd. Pfd.	183,333	44
			42,827
	Mexico (0.2%)
	America Movil
	SAB de CV ADR	87,900	4,425
	Wal-Mart de Mexico
	SAB de CV	298,100	1,522
	Telmex Internacional
	SAB de CV ADR	33,620	648
	Telefonos de Mexico
	SAB de CV ADR	33,943	530
	Alfa SAB de CV Class A	46,400	365
			7,490
	Morocco (0.0%)
	Maroc Telecom	22,195	426

	Netherlands (2.2%)
	Royal Dutch Shell PLC
	Class A	1,804,805	52,192
*	Randstad Holding NV	165,500	7,860
	Koninklijke KPN NV	329,272	5,225
	Heineken NV	89,157	4,579
	Unilever NV	125,630	3,801

			Market
			Value•
		Shares	($000)
	Koninklijke Boskalis
	Westminster NV	98,736	3,777
	Wolters Kluwer NV	133,066	2,883
	Koninklijke DSM NV	50,200	2,236
	Reed Elsevier NV	167,800	2,036
	Akzo Nobel NV	15,434	879
^	Koninklijke Philips
	Electronics NV	27,074	869
	Koninklijke Ahold NV	28,400	379
*,^	Eurocastle Investment Ltd.	275,977	123
			86,839
New Zealand (0.0%)
	Telecom Corp. of
	New Zealand Ltd.	284,906	438
	PGG Wrightson Ltd.	51,996	22
			460
Norway (0.1%)
*	DnB NOR ASA	248,978	2,848
	Statoil ASA	95,890	2,231
	Seadrill Ltd.	52,833	1,236
			6,315
Philippines (1.0%)
	Ayala Corp.	2,108,913	15,490
	Globe Telecom Inc.	426,680	9,433
	ABS-CBN Holdings Corp.	13,521,188	9,057
	Jollibee Foods Corp.	2,065,400	2,696
	DMCI Holdings Inc.	5,230,000	1,704
*	Benpres Holdings Corp.	15,742,000	1,182
	Banco de Oro
	Unibank Inc.	1,248,200	1,145
			40,707
Poland (0.2%)
	KGHM Polska Miedz SA	262,933	9,882
*	Polski Koncern
	Naftowy Orlen	28,400	385
			10,267
Russia (0.5%)
	Gazprom OAO ADR	405,850	9,468
	Lukoil OAO ADR	101,800	5,766
	MMC Norilsk Nickel ADR	162,321	2,976
	Surgutneftegaz ADR	63,366	628
	Gazprom OAO ADR	15,167	354
			19,192
Singapore (0.8%)
	DBS Group Holdings Ltd.	1,274,000	12,989
	Great Eastern
	Holdings Ltd.	733,000	8,166
*	STATS ChipPAC Ltd.	8,551,000	6,412
	Noble Group Ltd.	1,303,000	2,845
	GuocoLeisure Ltd.	4,656,000	2,228
*	Genting Singapore PLC	1,061,244	671
	United Industrial Corp. Ltd.	377,000	555

Global Equity Fund

			Market
			Value•
		Shares	($000)
	Singapore Airlines Ltd.	28,000	304
*	Global Yellow Pages Ltd.	2,464,000	277
*	Global Yellow Pages Ltd.
	Warrants
	Exp. 08/13/2014	704,000	25
			34,472
South Africa (1.3%)
*	Hosken Consolidated
	Investments Ltd.	1,455,870	15,532
	RMB Holdings Ltd.	1,620,811	7,210
*	Sun International Ltd.	464,839	5,860
	Nedbank Group Ltd.	291,850	5,623
	Naspers Ltd.	107,900	4,678
	FirstRand Ltd.	1,566,606	4,348
*	Anglo Platinum Ltd.	21,357	2,167
	Woolworths Holdings Ltd.	638,852	1,971
	Clicks Group Ltd.	373,513	1,513
	Standard Bank Group Ltd.	84,746	1,327
	Gold Fields Ltd.	69,695	881
	JD Group Ltd.	145,983	880
	AngloGold Ashanti Ltd.	20,395	774
	City Lodge Hotels Ltd.	70,616	755
	Imperial Holdings Ltd.	44,305	608
	Discovery Holdings Ltd.	74,638	354
	Mondi Ltd.	14,641	108
			54,589
South Korea (3.0%)
	Samsung Electronics
	Co. Ltd.	25,630	18,530
*	Hynix Semiconductor Inc.	675,500	15,942
	LG Corp.	253,571	15,919
	KT Corp.	348,054	14,406
	Woori Finance Holdings
	Co. Ltd.	951,370	13,944
	LG Display Co. Ltd.	366,620	12,955
	KB Financial Group Inc.	262,662	12,650
	Hana Financial Group Inc.	261,650	8,110
	SK Holdings Co. Ltd.	28,553	2,536
2	Samsung Electronics
	Co. Ltd. GDR	5,600	2,057
	Mirae Asset Securities
	Co. Ltd.	16,766	845
	POSCO	1,000	468
	SK Telecom Co. Ltd.	2,930	450
	Korea Electric Power Corp.	5,000	162
			118,974
Spain (0.7%)
	Banco Santander SA	1,127,595	14,956
^	Acerinox SA	226,282	4,456
	Acciona SA	27,507	3,047
	Inditex SA	34,291	2,262
	Viscofan SA	53,995	1,417
	Prosegur Cia de Seguridad
	SA	23,969	1,082
^	Gestevision Telecinco SA	54,305	853

			Market
			Value•
		Shares	($000)
	Telefonica SA	15,975	378
	Banco Santander SA ADR	17,405	231
			28,682
Sweden (0.9%)
^	Electrolux AB Class B	492,893	11,290
	Svenska Handelsbanken
	AB Class A	298,818	8,768
	Telefonaktiebolaget LM
	Ericsson Class B	403,125	4,227
	Assa Abloy AB Class B	190,100	3,718
	Atlas Copco AB Class B	187,334	2,624
	Investor AB Class B	78,468	1,504
	Hoganas AB Class B	52,700	1,444
	Modern Times Group AB
	Class B	15,780	918
	Investor AB Class A	34,573	633
			35,126
Switzerland (1.3%)
	Novartis AG	165,789	8,968
	Roche Holding AG	45,619	7,409
*	UBS AG	383,901	6,245
	Nestle SA	102,948	5,275
	Cie Financiere Richemont
	SA	135,787	5,265
	Schindler Holding AG
	(Bearer)	54,141	4,763
	Adecco SA	70,392	3,996
	Geberit AG	21,715	3,885
	ABB Ltd.	76,500	1,673
*	Logitech International SA	89,777	1,480
*	Clariant AG	104,066	1,325
	Julius Baer Group Ltd.	29,300	1,061
	Sonova Holding AG	5,738	712
*	PubliGroupe AG	4,579	456
	GAM Holding Ltd.	29,300	360
			52,873
Taiwan (2.2%)
*	Fubon Financial
	Holding Co. Ltd.	17,444,000	21,204
	Quanta Computer Inc.	7,959,768	15,441
	AU Optronics Corp.	11,010,700	12,472
*	United
	Microelectronics Corp.	21,180,000	11,309
	Compal Electronics Inc.	7,923,020	10,368
	Taiwan Semiconductor
	Manufacturing Co. Ltd.	2,363,306	4,579
	Powertech Technology Inc.	714,000	2,551
	Unimicron
	Technology Corp.	1,642,000	2,107
	Taiwan Semiconductor
	Manufacturing Co. Ltd.
	ADR	148,378	1,557
	Uni-President
	Enterprises Corp.	1,011,636	1,152

Global Equity Fund

			Market
			Value•
		Shares	($000)
*	Taishin Financial
	Holding Co. Ltd.	2,720,506	1,106
	Chunghwa
	Telecom Co. Ltd.	505,000	987
	Lite-On Technology Corp.	716,000	950
	Coretronic Corp.	433,000	614
	Yageo Corp.	1,392,000	544
	Inventec Co. Ltd.	645,700	369
	Gigabyte Technology
	Co. Ltd.	314,000	304
	Chin-Poon Industrial Co.	337,000	277
	Wellypower Optronics Corp.	200,000	219
	Yosun Industrial Corp.	90,000	123
	King Yuan Electronics
	Co. Ltd.	203,000	99
	LITE-ON IT Corp.	64,000	69
			88,401
Thailand (1.1%)
	Advanced Info Service
	PCL (Foreign)	3,030,400	8,079
	Siam Cement PCL NVDR	918,400	7,289
	Kasikornbank PCL
	(Foreign)	1,847,000	5,879
*	Banpu PCL	293,600	5,530
	Siam Cement PCL
	(Foreign)	664,300	5,375
	Thanachart Capital PCL	4,485,300	3,436
	MBK PCL (Foreign)	1,084,500	2,548
	GMM Grammy PCL
	(Foreign)	2,917,000	1,208
	Land and Houses PCL
	(Foreign)	6,191,900	1,195
	GMM Grammy PCL
	(Foreign)	1,688,200	699
	Bangkok Bank PCL (Local)	150,700	612
	Kasikornbank PCL	143,200	427
	Charoen Pokphand Foods
	PCL (Foreign)	766,600	355
	Post Publishing PCL
	(Foreign)	1,300,000	181
	Matichon PCL (Foreign)	625,000	132
			42,945
Turkey (0.7%)
	Turkiye Garanti Bankasi
	AS	2,841,100	13,319
*	Turkiye Vakiflar
	Bankasi Tao	2,039,648	5,484
	Haci Omer Sabanci
	Holding AS	1,007,799	4,349
	Turkiye Garanti Bankasi
	AS ADR	533,500	2,501
	Anadolu Efes Biracilik
	Ve Malt Sanayii AS	80,800	848
	BIM Birlesik Magazalar AS	8,995	467
			26,968

			Market
			Value•
		Shares	($000)
United Arab Emirates (0.0%)
*	Dragon Oil PLC	137,335	1,008

United Kingdom (7.6%)
	BP PLC	3,943,915	37,330
	Vodafone Group PLC	12,333,601	28,527
	Barclays PLC	2,510,659	13,671
*	Wolseley PLC	495,224	11,966
	BAE Systems PLC	2,022,876	11,405
*	Lloyds Banking Group
	PLC	11,366,294	10,793
	Rio Tinto PLC	180,435	10,667
*	Xstrata PLC	523,020	9,899
	Rolls-Royce Group PLC	997,480	9,031
*	Old Mutual PLC	4,215,300	7,831
	AstraZeneca PLC	155,800	6,946
	Thomas Cook Group PLC	1,587,323	6,503
	Reckitt Benckiser Group
	PLC	114,861	6,311
*	Anglo American PLC	137,702	6,024
	Invensys PLC	1,141,139	5,894
	Royal Dutch Shell PLC
	Class B	200,155	5,518
	BHP Billiton PLC	161,076	5,505
	Diageo PLC	321,745	5,409
	Tesco PLC	781,384	5,166
	Capita Group PLC	447,029	5,133
	Intertek Group PLC	217,608	4,815
	Arriva PLC	403,979	4,492
	Compass Group PLC	489,496	3,908
	Carnival PLC	88,987	3,653
	Sage Group PLC	997,935	3,623
	British American Tobacco
	PLC	103,762	3,577
	TUI Travel PLC	765,120	3,505
	Aviva PLC	544,530	3,181
	Unilever PLC	108,255	3,169
	Bunzl PLC	271,744	2,974
	Informa PLC	485,273	2,852
	Imperial Tobacco Group
	PLC	87,565	2,672
	Prudential PLC	303,000	2,507
	Michael Page International
	PLC	406,363	2,466
	Reed Elsevier PLC	309,343	2,464
*	Cable & Wireless
	Worldwide	1,615,001	2,255
	ICAP PLC	384,958	2,182
	G4S PLC	509,282	2,021
	WPP PLC	193,113	1,998
*	Premier Foods PLC	3,973,700	1,914
	Marks & Spencer Group
	PLC	336,300	1,890
*	ITV PLC	1,997,353	1,842
	Rexam PLC	410,904	1,827
	Provident Financial PLC	131,580	1,730

Global Equity Fund

			Market
			Value•
		Shares	($000)
	HSBC Holdings PLC	168,110	1,704
	Stagecoach Group PLC	589,519	1,638
*	Cairn Energy PLC	257,190	1,629
	Rightmove PLC	157,796	1,616
	Aggreko PLC	87,698	1,585
	Smiths Group PLC	87,521	1,510
*	Galiform PLC	1,285,986	1,505
	International Personal
	Finance PLC	397,645	1,451
	Cable & Wireless
	Communications PLC	1,615,001	1,357
	Ladbrokes PLC	530,224	1,280
	Man Group PLC	345,750	1,266
	Sportingbet PLC	912,747	1,055
	Next PLC	30,890	1,015
	Hays PLC	605,818	998
	Admiral Group PLC	42,610	854
	Homeserve PLC	27,858	757
	AMEC PLC	58,557	710
	Devro PLC	266,692	651
	RSA Insurance Group PLC	320,989	621
*	Berkeley Group Holdings
	PLC	48,842	604
	Sthree PLC	107,985	557
*	Royal Bank of Scotland
	Group PLC	676,029	448
	Daily Mail & General
	Trust PLC	57,575	435
*	Enterprise Inns PLC	235,093	427
*	TalkTalk Telecom Group
	PLC	208,373	408
^	HMV Group PLC	215,229	276
	Mondi PLC	36,612	257
*	Carphone Warehouse
	Group PLC	104,186	252
*	Northgate PLC	50,062	142
*,^	Bradford & Bingley PLC	642,595	—
			304,054
United States (36.1%)
	Consumer Discretionary (8.2%)
	Cablevision Systems Corp.
	Class A	1,523,294	36,772
	Time Warner Inc.	1,090,126	34,088
*	Amazon.com Inc.	164,349	22,307
*	priceline.com Inc.	72,761	18,554
*	Liberty Global Inc. Class A	509,776	14,865
*	Liberty Global Inc.	405,342	11,710
	Time Warner Cable Inc.	218,858	11,667
	Gannett Co. Inc.	648,022	10,705
*	Blue Nile Inc.	177,675	9,776
	CBS Corp. Class B	660,482	9,207
	Macy’s Inc.	417,300	9,085
	Comcast Corp. Class A	439,800	8,277
^	Garmin Ltd.	195,331	7,516
^	News Corp. Class B	431,000	7,331
	Sotheby’s	233,596	7,263

			Market
			Value•
		Shares	($000)
	American Greetings Corp.
	Class A	337,966	7,043
	News Corp. Class A	472,100	6,803
*	Pulte Group Inc.	588,177	6,617
*	DIRECTV Class A	155,655	5,263
*	Corinthian Colleges Inc.	297,400	5,231
	Fortune Brands Inc.	103,100	5,001
*	Viacom Inc. Class B	130,100	4,473
	JC Penney Co. Inc.	138,000	4,440
	Gap Inc.	181,700	4,199
*	MGM Mirage	347,615	4,171
	Lowe’s Cos. Inc.	166,200	4,029
*	Hanesbrands Inc.	140,119	3,898
	KB Home	226,197	3,789
*	Liberty Media Corp. -
	Interactive	225,367	3,450
*	Ford Motor Co.	273,300	3,435
*	Discovery
	Communications Inc.
	Class A	83,528	2,822
*	Starbucks Corp.	107,948	2,620
*	Madison Square Garden Inc.
	Class A	116,948	2,541
	Ross Stores Inc.	46,900	2,508
	International Game
	Technology	116,600	2,151
*	Discovery
	Communications Inc.	72,989	2,147
	PRIMEDIA Inc.	539,135	1,855
	Omnicom Group Inc.	44,063	1,710
*	Liberty Media Corp. -
	Capital	43,899	1,597
*	Mohawk Industries Inc.	25,590	1,392
*	CC Media Holdings Inc.
	Class A	292,110	1,234
	CBS Corp. Class A	85,148	1,187
*	Royal Caribbean Cruises Ltd.	34,500	1,138
	Aaron’s Inc.	33,340	1,112
	Unifirst Corp.	19,852	1,022
*	Bed Bath & Beyond Inc.	23,300	1,020
*	K12 Inc.	45,811	1,018
*	Liberty Media Corp. - Starz	17,561	960
	Scholastic Corp.	32,700	916
	Walt Disney Co.	24,700	862
*	Rent-A-Center Inc.	36,306	859
*	HSN Inc.	28,100	827
	Dillard’s Inc. Class A	33,546	792
*	Interpublic Group of
	Cos. Inc.	88,251	734
*	Pier 1 Imports Inc.	75,500	481
*	Steak N Shake Co.	1,130	431
	Superior Industries
	International Inc.	26,500	426
*	Cheesecake Factory Inc.	14,467	392
	Sherwin-Williams Co.	5,502	372
*	EW Scripps Co. Class A	43,200	365

Global Equity Fund

			Market
			Value•
		Shares	($000)
*	Select Comfort Corp.	43,684	348
*	Kirkland’s Inc.	13,450	282
*	Cavco Industries Inc.	8,044	275
	DR Horton Inc.	13,561	171
*	Blockbuster Inc. Class B	470,128	89
*	Ascent Media Corp.
	Class A	2,330	64
*	Fleetwood
	Enterprises Inc.	2,250,448	10
*	Sun-Times Media
	Group Inc. Class A	130,959	1

	Consumer Staples (3.7%)
	Costco Wholesale Corp.	460,405	27,491
	Tyson Foods Inc. Class A	984,286	18,849
	Altria Group Inc.	678,669	13,926
	Estee Lauder Cos. Inc.
	Class A	138,574	8,989
	Archer-Daniels-Midland Co.	299,700	8,661
	Bunge Ltd.	134,400	8,283
	Del Monte Foods Co.	531,808	7,764
	Philip Morris
	International Inc.	147,202	7,678
	SUPERVALU Inc.	363,057	6,056
	Kroger Co.	261,126	5,656
*	Constellation Brands Inc.
	Class A	317,800	5,225
	Walgreen Co.	129,879	4,817
	Sanderson Farms Inc.	80,051	4,292
	Hormel Foods Corp.	96,419	4,051
	PepsiCo Inc.	56,849	3,761
	Sara Lee Corp.	241,951	3,370
*	Dean Foods Co.	138,500	2,173
	Nu Skin Enterprises Inc.
	Class A	61,767	1,797
	Wal-Mart Stores Inc.	30,999	1,724
*	Whole Foods Market Inc.	31,200	1,128
	Universal Corp.	19,678	1,037
	Safeway Inc.	14,700	366
*	Alliance One
	International Inc.	57,800	294

	Energy (2.4%)
	ConocoPhillips	714,492	36,561
	Chevron Corp.	390,695	29,626
*	Transocean Ltd.	96,900	8,370
	Ensco PLC ADR	125,700	5,629
	Exxon Mobil Corp.	76,054	5,094
	Devon Energy Corp.	72,100	4,645
	EOG Resources Inc.	23,282	2,164
	Schlumberger Ltd.	23,786	1,509
	National Oilwell Varco Inc.	18,814	763
	Baker Hughes Inc.	11,500	539
*	Rowan Cos. Inc.	17,335	505

			Market
			Value•
		Shares	($000)
	Financials (4.0%)
*	Berkshire Hathaway Inc.
	Class B	265,050	21,541
	Capital One Financial Corp.	353,650	14,645
	Bank of America Corp.	715,804	12,777
	SL Green Realty Corp.	188,461	10,793
	Legg Mason Inc.	339,147	9,723
	Goldman Sachs Group Inc.	56,700	9,675
	Travelers Cos. Inc.	179,200	9,666
	Wells Fargo & Co.	296,100	9,215
*	CB Richard Ellis Group Inc.
	Class A	540,094	8,560
	Lazard Ltd. Class A	203,114	7,251
	Morgan Stanley	174,550	5,113
*	MBIA Inc.	716,565	4,493
	Moody’s Corp.	147,704	4,394
	American Express Co.	105,380	4,348
*	PHH Corp.	162,581	3,832
	Mercury General Corp.	87,500	3,826
	BB&T Corp.	106,200	3,440
*	MGIC Investment Corp.	313,456	3,439
	Prosperity Bancshares Inc.	74,900	3,071
*	Markel Corp.	5,270	1,974
	M&T Bank Corp.	21,900	1,738
	PS Business Parks Inc.	31,329	1,673
	Progressive Corp.	55,570	1,061
	New York Community
	Bancorp Inc.	62,410	1,032
	Republic Bancorp Inc.
	Class A	27,308	514
	JPMorgan Chase & Co.	9,522	426
*	CIT Group Inc.	10,935	426
	Ameriprise Financial Inc.	9,332	423
*	Citigroup Inc.	74,077	300
	Advance America Cash
	Advance Centers Inc.	45,200	263
*	Washington Mutual Inc.	166,300	29
*,3	JG Wentworth Inc.	1	—

	Health Care (5.5%)
	Bristol-Myers Squibb Co.	1,061,070	28,331
	Abbott Laboratories	469,787	24,748
*	WellPoint Inc.	369,702	23,801
	Eli Lilly & Co.	555,930	20,136
	AmerisourceBergen Corp.
	Class A	655,266	18,950
	McKesson Corp.	283,603	18,638
	UnitedHealth Group Inc.	523,738	17,111
	Merck & Co. Inc.	377,137	14,086
	Pfizer Inc.	781,800	13,408
*	Forest Laboratories Inc.	401,720	12,598
	Johnson & Johnson	189,069	12,327
	Cardinal Health Inc.	140,574	5,065
*	Par Pharmaceutical Cos. Inc. 80,476		1,996

Global Equity Fund

			Market
			Value•
		Shares	($000)
*	Health Management
	Associates Inc. Class A	209,900	1,805
*	Waters Corp.	26,521	1,791
*	Healthspring Inc.	82,813	1,458
*	Kindred Healthcare Inc.	59,522	1,074
	Patterson Cos. Inc.	34,392	1,068
*	Varian Medical Systems Inc.	19,000	1,051
*	Medco Health Solutions Inc.	13,800	891
*	Humana Inc.	15,454	723
	Invacare Corp.	25,700	682
*	Magellan Health
	Services Inc.	12,000	522
*	Universal American Corp.	28,000	431
*	Insmed Inc.	353,900	418

	Industrials (2.5%)
	Northrop Grumman Corp.	199,240	13,064
*	Kansas City Southern	322,009	11,647
*	Delta Air Lines Inc.	740,076	10,798
	Towers Watson & Co.
	Class A	189,321	8,993
	Ingersoll-Rand PLC	218,300	7,612
	Viad Corp.	304,386	6,255
*	AMR Corp.	662,639	6,037
	SPX Corp.	78,000	5,173
	Brink’s Co.	161,686	4,564
	Raytheon Co.	78,280	4,471
*	US Airways Group Inc.	414,528	3,047
*	Oshkosh Corp.	65,500	2,642
	Pitney Bowes Inc.	100,818	2,465
	Skywest Inc.	167,800	2,396
*	Ultrapetrol Bahamas Ltd.	363,983	1,998
*	Dollar Thrifty Automotive
	Group Inc.	58,399	1,876
	Deere & Co.	22,424	1,333
*	Hawaiian Holdings Inc.	122,800	905
	Heidrick & Struggles
	International Inc.	28,147	789
	Expeditors International
	of Washington Inc.	15,860	586
*	AGCO Corp.	15,400	553
	Deluxe Corp.	28,243	549
	Standex International Corp.	19,500	503
*	Consolidated Graphics Inc.	7,804	323
	JB Hunt Transport
	Services Inc.	5,521	198

	Information Technology (5.6%)
	Microsoft Corp.	1,224,539	35,842
	International Business
	Machines Corp.	239,100	30,665
*	Computer Sciences Corp.	421,500	22,968
	Hewlett-Packard Co.	307,927	16,366
*	Western Digital Corp.	378,700	14,765
*	Gartner Inc.	598,773	13,317

			Market
			Value•
		Shares	($000)
*	Seagate Technology	637,234	11,636
*	eBay Inc.	385,646	10,393
	Tyco Electronics Ltd.	353,310	9,709
*	Tech Data Corp.	171,800	7,198
	Xerox Corp.	683,692	6,666
*	Motorola Inc.	858,700	6,028
*	LSI Corp.	955,665	5,849
	Earthlink Inc.	536,420	4,581
*	Unisys Corp.	127,219	4,439
	Corning Inc.	215,344	4,352
	DST Systems Inc.	83,192	3,448
*	Google Inc. Class A	4,075	2,311
*	Ingram Micro Inc.	107,342	1,884
*	Avnet Inc.	59,836	1,795
*	Cisco Systems Inc.	67,600	1,760
*	Forrester Research Inc.	43,700	1,314
*	Symantec Corp.	76,658	1,297
*	Alliance Data
	Systems Corp.	19,626	1,256
*	Vishay Intertechnology Inc.	119,560	1,223
*	AOL Inc.	32,422	820
*	Acxiom Corp.	29,900	536
*	Photronics Inc.	83,300	424
*	Lexmark International Inc.
	Class A	11,705	422
*	TeleTech Holdings Inc.	24,116	412
*	Dell Inc.	25,900	389
*	Integral Systems Inc.	38,962	375
*	Insight Enterprises Inc.	24,200	347
*	VeriFone Holdings Inc.	15,456	312
*	Net 1 UEPS
	Technologies Inc.	15,623	287
*	InterDigital Inc.	10,228	285
	Jabil Circuit Inc.	17,208	279

	Materials (2.7%)
	Lubrizol Corp.	224,367	20,579
	Eastman Chemical Co.	248,033	15,795
	Freeport-McMoRan
	Copper & Gold Inc.	163,444	13,654
	MeadWestvaco Corp.	460,100	11,755
	International Paper Co.	431,129	10,610
	Huntsman Corp.	750,531	9,044
	Scotts Miracle-Gro Co.
	Class A	121,963	5,653
	PPG Industries Inc.	63,395	4,146
	Cabot Corp.	103,177	3,137
	Temple-Inland Inc.	101,092	2,065
	A Schulman Inc.	83,400	2,041
	Innophos Holdings Inc.	58,673	1,637
	Praxair Inc.	17,943	1,489
	Bemis Co. Inc.	39,238	1,127
	Worthington Industries Inc.	54,576	944
*	Clearwater Paper Corp.	14,700	724
*	Omnova Solutions Inc.	58,800	462

Global Equity Fund

			Market
			Value•
		Shares	($000)
	Minerals Technologies Inc.	8,200	425
*	OM Group Inc.	12,346	418
	Glatfelter	27,000	391
*	Buckeye Technologies Inc.	24,400	319
*	KapStone Paper and
	Packaging Corp.	24,859	295
*	Wausau Paper Corp.	26,200	224

	Telecommunication Services (1.4%)
	AT&T Inc.	1,132,747	29,270
*	Sprint Nextel Corp.	2,516,000	9,561
*	NII Holdings Inc.	210,335	8,763
*	Cincinnati Bell Inc.	1,330,641	4,537
*	Level 3
	Communications Inc.	2,150,482	3,484
	Telephone & Data
	Systems Inc.	42,111	1,425
	USA Mobility Inc.	21,200	269

	Utilities (0.1%)
	Constellation Energy
	Group Inc.	170,906	6,000
			1,450,229
Total Common Stocks
(Cost $3,238,336)			3,779,956

		Face
		Amount
		($000)
Convertible Bonds (0.1%)
Consumer Discretionary (0.0%)
	Sotheby’s, 3.125%, 6/15/13	787	888

Financials (0.0%)
2	SL Green Realty Corp.,
	3.000%, 3/30/27	1,032	999

Industrials (0.0%)
	AMR Corp.,
	6.250%, 10/15/14	452	523
	US Airways Group Inc.,
	7.250%, 5/15/14	184	333
			856
Telecommunication Services (0.1%)
	NII Holdings Inc.,
	3.125%, 6/15/12	2,998	2,829
Total Convertible Bonds
(Cost $3,909)			5,572

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (6.7%)[1]
Money Market Fund (6.3%)
4,5	Vanguard Market
	Liquidity Fund,
	0.183%	251,460,196	251,460

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.4%)
6,7	Fannie Mae
	Discount Notes,
	0.270%, 9/27/10	1,000	998
6,7	Freddie Mac
	Discount Notes,
	0.320%, 9/7/10	1,000	999
[6,7,8] Freddie Mac
	Discount Notes,
	0.245%, 9/21/10	15,000	14,980
	United States
	Treasury Bill,
	0.121%–0.130%, 4/22/10	1,200	1,200
			18,177
Total Temporary Cash Investments
(Cost $269,640)			269,637
Total Investments (101.0%)
(Cost $3,511,885)			4,055,165
Other Assets and Liabilities (-1.0%)
Other Assets[7]			73,595
Liabilities[5]			(115,325)
			(41,730)
Net Assets (100%)
Applicable to 244,945,713 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			4,013,435
Net Asset Value Per Share			$16.38

Global Equity Fund

At March 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	5,517,813
Overdistributed Net Investment Income	(12,490)
Accumulated Net Realized Losses	(2,037,251)
Unrealized Appreciation (Depreciation)
Investment Securities	543,280
Futures Contracts	3,678
Foreign Currencies and
Forward Currency Contracts	(1,595)
Net Assets	4,013,435

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $36,737,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.3% and 1.6%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the aggregate value of these securities was $8,920,000, representing 0.2% of net assets.
3 Restricted security represents 0.0% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $38,690,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
7 Securities with a value of $13,981,000 and cash of $5,118,000 have been segregated as initial margin for open futures contracts.
8 Securities with a value of $2,392,000 have been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depositary Receipt
See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Operations

Six Months Ended
March 31, 2010
($000)
Investment Income
Income
Dividends[1]	35,751
Interest[2]	433
Security Lending	390
Total Income	36,574
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,672
Performance Adjustment	(2,290)
The Vanguard Group—Note C
Management and Administrative	5,694
Marketing and Distribution	434
Custodian Fees	343
Shareholders’ Reports	41
Trustees’ Fees and Expenses	4
Total Expenses	8,898
Net Investment Income	27,676
Realized Net Gain (Loss)
Investment Securities Sold	30,099
Futures Contracts	14,329
Foreign Currencies and Forward Currency Contracts	(638)
Realized Net Gain (Loss)	43,790
Change in Unrealized Appreciation (Depreciation)
Investment Securities	234,339
Futures Contracts	2,191
Foreign Currencies and Forward Currency Contracts	(1,779)
Change in Unrealized Appreciation (Depreciation)	234,751
Net Increase (Decrease) in Net Assets Resulting from Operations	306,217

1 Dividends are net of foreign withholding taxes of $1,812,000.
2 Interest income from an affiliated company of the fund was $127,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,676	88,227
Realized Net Gain (Loss)	43,790	(1,781,355)
Change in Unrealized Appreciation (Depreciation)	234,751	1,329,131
Net Increase (Decrease) in Net Assets Resulting from Operations	306,217	(363,997)
Distributions
Net Investment Income	(85,415)	(163,433)
Realized Capital Gain	—	—
Total Distributions	(85,415)	(163,433)
Capital Share Transactions
Issued	327,171	490,456
Issued in Lieu of Cash Distributions	80,356	150,795
Redeemed	(428,289)	(1,460,902)
Net Increase (Decrease) from Capital Share Transactions	(20,762)	(819,651)
Total Increase (Decrease)	200,040	(1,347,081)
Net Assets
Beginning of Period	3,813,395	5,160,476
End of Period[1]	4,013,435	3,813,395

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($12,490,000) and $46,693,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$15.49	$16.64	$26.51	$21.96	$19.72	$16.08
Investment Operations
Net Investment Income	.121	.371	.529	.490[1]	.320	.250
Net Realized and Unrealized Gain (Loss)
on Investments	1.125	(.948)	(8.569)	5.250	2.595	3.870
Total from Investment Operations	1.246	(.577)	(8.040)	5.740	2.915	4.120
Distributions
Dividends from Net Investment Income	(.356)	(.573)	(.430)	(.310)	(.240)	(.210)
Distributions from Realized Capital Gains	—	—	(1.400)	(.880)	(.435)	(.270)
Total Distributions	(.356)	(.573)	(1.830)	(1.190)	(.675)	(.480)
Net Asset Value, End of Period	$16.38	$15.49	$16.64	$26.51	$21.96	$19.72

Total Return[2]	8.13%	-2.30%	-32.24%	27.00%	15.22%	25.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,013	$3,813	$5,160	$7,552	$4,191	$2,302
Ratio of Total Expenses to
Average Net Assets[3]	0.47%[4]	0.47%	0.51%	0.64%	0.72%	0.80%
Ratio of Net Investment Income to
Average Net Assets	1.45%[4]	2.55%	2.35%	1.98%	1.76%	1.60%
Portfolio Turnover Rate	83%[4]	71%	73%	64%	88%	83%

1 Calculated based on average shares outstanding.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Includes performance-based investment advisory fee increases (decreases) of (0.12%), (0.13%), (0.02%), 0.05%, 0.05% and 0.06%.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund may also enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty,

Global Equity Fund

and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and for the period ended March 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Marathon Asset Management LLP, Acadian Asset Management LLC, AllianceBernstein L.P., and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Marathon Asset Management LLP and Acadian Asset Management LLC are subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index. The basic fee of AllianceBernstein L.P. is subject to quarterly adjustments based on performance since June 30, 2006, relative to the MSCI All Country World Index. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance since June 30, 2008, relative to the MSCI All Country World Index.

The Vanguard Group manages the cash reserves of the fund at an at-cost basis.

For the six months ended March 31, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.25% of the fund’s average net assets, before a decrease of $2,290,000 (0.12%) based on performance.

Global Equity Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2010, the fund had contributed capital of $733,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.29% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	167,652	2,162,017	58
Common Stocks—Domestic	1,450,229	—	—
Convertible Bonds	—	5,572	—
Temporary Cash Investments	251,460	18,177	—
Futures Contracts—Liabilities[1]	(1,015)	—	—
Forward Currency Contracts—Assets	—	203	—
Forward Currency Contracts—Liabilities	—	(1,835)	—
Total	1,868,326	2,184,134	58
1 Represents variation margin on the last day of the reporting period.

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended March 31, 2010:

Investments in
Common Stocks—
International
Amount Valued Based on Level 3 Inputs	($000)
Balance as of September 30, 2009	59
Change in Unrealized Appreciation (Depreciation)	(1)
Balance as of March 31, 2010	58

Global Equity Fund

E. At March 31, 2010, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts[1]	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	203	203
Liabilities	(1,015)	(1,835)	(2,850)
1 Represents variation margin on the last day of the reporting period.

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2010, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	14,329	—	14,329
Forward Currency Contracts	—	976	976
Realized Net Gain (Loss) on Derivatives	14,329	976	15,305

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	2,191	—	2,191
Forward Currency Contracts	—	(1,724)	(1,724)
Change in Unrealized Appreciation (Depreciation) on Derivatives	2,191	(1,724)	467

At March 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2010	307	89,429	1,679
Dow Jones EURO STOXX 50 Index	June 2010	986	38,037	10
Topix Index	June 2010	240	25,107	1,569
FTSE 100 Index	June 2010	229	19,489	72
E-mini S&P 500 Index	June 2010	246	14,332	285
S&P ASX 200 Index	June 2010	119	13,323	65
MSCI Taiwan Index	April 2010	223	6,293	(2)

Unrealized appreciation (depreciation) on open S&P 500 Index, FTSE 100 Index, and E-mini S&P 500 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

Global Equity Fund

At March 31, 2010, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

					Unrealized
					Appreciation
			Contract Amount (000)		(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
4/15/10	USD	60,058	EUR	44,425	203
6/23/10	EUR	24,921	USD	33,722	(607)
6/16/10	JPY	2,199,384	USD	23,548	(740)
6/23/10	GBP	12,801	USD	19,408	(224)
6/23/10	AUD	14,444	USD	13,131	(45)
4/15/10	USD	17,553	GBP	11,570	(219)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

The fund had net unrealized foreign currency gains of $37,000 resulting from the translation of other assets and liabilities at March 31, 2010.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2010, the fund realized net foreign currency losses of $1,614,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended March 31, 2010, the fund realized gains on the sale of passive foreign investment companies of $170,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Unrealized appreciation through the most recent mark-to-market date for tax purposes, on passive foreign investment company holdings at March 31, 2010, was $14,964,000, all of which has been distributed and is reflected in the balance of overdistributed net investment income.

Global Equity Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2009, the fund had available capital loss carryforwards totaling $831,935,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $1,243,906,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2010, the cost of investment securities for tax purposes was $3,526,849,000. Net unrealized appreciation of investment securities for tax purposes was $528,316,000, consisting of unrealized gains of $804,767,000 on securities that had risen in value since their purchase and $276,451,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2010, the fund purchased $1,503,721,000 of investment securities and sold $1,634,509,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	March 31, 2010	September 30, 2009
	Shares	Shares
	(000)	(000)
Issued	20,909	39,924
Issued in Lieu of Cash Distributions	5,099	13,022
Redeemed	(27,200)	(116,845)
Net Increase (Decrease) in Shares Outstanding	(1,192)	(63,899)

I. In preparing the financial statements as of March 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Equity Fund	9/30/2009	3/31/2010	Period
Based on Actual Fund Return	$1,000.00	$1,081.34	$2.44
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.59	2.37

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.47%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Global Equity Fund has renewed the fund’s investment advisory agreements with Acadian Asset Management LLC, AllianceBernstein L.P., Baillie Gifford Overseas Ltd., and Marathon Asset Management LLP. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio manage-ment process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Acadian Asset Management LLC. Acadian, founded in 1986, is a Boston-based investment management firm specializing in quantitative equity strategies for developed and emerging markets. Acadian’s investment process builds portfolios from the bottom up using proprietary valuation models. The investment team, which includes the three portfolio managers—John Chisholm, Ronald Frashure, and Brian K. Wolahan—are all involved in the firm’s ongoing research. The firm has advised the fund since 2004.

AllianceBernstein L.P. AllianceBernstein, founded in 1971, is a global asset management firm providing diversified, global investment management services that include growth and value equities, blend strategies, and fixed income services to clients worldwide. The investment team at AllianceBernstein employs a bottom-up, research-driven, and value-based equity investment philosophy in selecting stocks. It relies on deep investment research capabilities to understand companies and industries that may be undergoing stress, and it seeks to exploit mispricings created by investor overreaction. The firm has advised the fund since 2006.

Baillie Gifford Overseas Ltd. Baillie Gifford, a unit of Baillie Gifford & Co., founded in 1908, is among the largest independently owned investment management firms in the United Kingdom. The advisor employs a sound process, building a diversified portfolio of high-quality stocks from across the globe. Stocks are selected using fundamental research conducted by Baillie Gifford’s Edinburgh-based analysts. Baillie Gifford has advised the fund since 2008.

Marathon Asset Management LLP. Marathon, founded in 1986, continues to use a bottom-up approach that focuses on stock selection. Historically, the portfolio was managed by the three founders (Jeremy Hosking, Neil Ostrer, and William Arah), who were all regional specialists. The process has evolved in recent years to focus on global generalists rather than regional specialists. Marathon has advised the fund since its inception in 1995.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out its investment strategy in disciplined fashion and that performance results have allowed the fund to remain competitive versus its benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each firm increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1292 052010

Vanguard Strategic Small-Cap
Equity Fund Semiannual Report

March 31, 2010

> Vanguard Strategic Small-Cap Equity Fund returned 15.29% for the six months ended March 31, 2010, as stocks rallied on evidence that the economic recovery is gathering strength.

> The fund outperformed its benchmark index by about 1 percentage point, largely because of superior stock selection in the information technology and financial sectors.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	8
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	23
Trustees Approve Advisory Arrangement.	25
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended March 31, 2010
				Total
				Returns
Vanguard Strategic Small-Cap Equity Fund				15.29%
MSCI US Small Cap 1750 Index				14.16
Small-Cap Core Funds Average				12.96
Small-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2009 , Through March 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Small-Cap Equity Fund	$14.32	$16.33	$0.160	$0.000

1

Chairman’s Letter

Dear Shareholder,

During the past six months, Vanguard Strategic Small-Cap Equity Fund returned 15.29% as stocks rallied on signs of continued recovery in both corporate earnings and the broader economy.

The fund outperformed its benchmark index by more than 1 percentage point and returned about 2.3 percentage points more than the average for its peer group. The fund’s relative strength reflected superior stock selection in about half of the index sectors, most notably among information technology and financial stocks.

Stock market rally continued despite a few minor setbacks
After a steep but short-lived decline, stocks resumed their uphill trek in February. The broad U.S. stock market ended the six-month period up about 12%. Since stocks began their historic recovery in March just over a year ago, U.S. equities have risen more than 70%.

During the six months, small-capitalization companies outperformed larger-cap companies, while growth stocks trumped their value counterparts, though the differences weren’t all that significant.

Foreign stocks didn’t fare as well as domestic stocks, but still ended the period on a positive note. Investors’ concerns about Greece’s creditworthiness, as well

2

as that of economies such as Spain and Portugal, weighed on the European markets. In Asia, possible changes to China’s monetary policies and weakness in the Japanese market hindered the region’s results. Emerging-market stocks, which made a quick and substantial recovery from the global financial crisis, continued to outperform developed-market stocks.

Investors still favored riskier bond options
The broad U.S. taxable bond market returned about 2% for the period, as investors continued to prefer higher-risk corporate bonds over government issues. The broad municipal bond market returned 0.28%. The yields of longer-term U.S.

Treasury bonds rose during the six months, while those of the shortest-term securities remained near 0%.

The Federal Reserve Board has kept its target for short-term interest rates unchanged at 0% to 0.25% since December 2008 and has said that it expects to maintain that rate for “an extended period.” In late February, Fed Chairman Ben Bernanke said that low interest rates were still necessary to help the economy recover, but that the central bank would be ready to tighten credit “at the appropriate time.” The Fed has, however, begun to wind down credit programs established during the financial crisis.

Market Barometer

			Total Returns
		Periods Ended March 31, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.11%	51.60%	2.31%
Russell 2000 Index (Small-caps)	13.07	62.76	3.36
Dow Jones U.S. Total Stock Market Index	12.48	52.88	2.82
MSCI All Country World Index ex USA (International)	5.51	61.67	6.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.99%	7.69%	5.44%
Barclays Capital Municipal Bond Index	0.28	9.69	4.58
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.13	2.76

CPI
Consumer Price Index	0.77%	2.31%	2.40%

3

General strength enhanced by superior stock selection
Vanguard Strategic Small-Cap Equity Fund delivered a strong return during the past six months, a welcome contrast to the performance we reported to you a year ago, when stock prices were near their bear-market bottom. The fund also delivered strong results relative to its objective, which is to outperform its unmanaged benchmark index while keeping the portfolio’s risk characteristics similar to those of the index. Vanguard Strategic Small-Cap Equity Fund’s six-month return of 15.29% surpassed that of the index by about 1 percentage point.

The stock-selection models used by the fund’s advisor, Vanguard Quantitative Equity Group, identified some of the better performers in the information technology, financial, and consumer discretionary sectors. In technology, for example, the fund’s holdings returned almost 16%, with especially strong performance from communications equipment makers. The index’s tech stocks, by contrast, returned about 11%. The fund posted a similar, though slightly smaller, margin of advantage in the financial sector. Thrifts and consumer finance companies that sidestepped much of the financial sector’s fallout during the past year generated strong six-month returns. Your fund’s financial stocks returned about 4 percentage points more than those in the index.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Small-Cap Equity Fund	0.43%	1.50%

The fund expense ratio shown is from the prospectus dated January 26, 2010, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended March 31, 2010, the fund’s annualized expense ratio was 0.43%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Small-Cap Core Funds.

4

These pockets of strength more than offset the patches of weakness. In the energy sector, for example, the Strategic Small-Cap Equity Fund’s holdings returned about –1%. The index’s energy stocks gained almost 12%. The fund also came up a few steps short in the industrial sector, where transportation companies rallied as the economy began to grind into gear. On balance, however, the fund’s successes more than offset its shortfalls for the first half of fiscal-year 2010.

The fund can play a useful role in a well-diversified portfolio
Like many funds that use quantitative strategies, Vanguard Strategic Small-Cap Equity Fund struggled during the past few years of financial upheaval, generally falling short of its benchmark index. The kinds of stocks favored by many quantitative managers—stocks with modest valuations and seemingly attractive earnings prospects—have trailed stocks with, in the view of many “quant” managers, more dubious profiles—higher valuations and uncertain earnings prospects.

We can’t say with certainty, of course, that Vanguard Strategic Small-Cap Equity Fund’s strong six months mark the return of a better environment for its disciplined, quantitative approach, but its recent results are more consistent with our confidence in the advisor and our long-term expectations. Combined with other low-cost stock and bond funds, in proportions determined by your unique circumstances, the Strategic Small-Cap Equity Fund can play a useful role in helping you meet your long-term financial goals.

On another matter, I would like to inform you that as of January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 19, 2010

Advisor’s Report

Vanguard Strategic Small-Cap Equity Fund returned 15.29% for the six months ended March 31, 2010. Our benchmark index, the MSCI US Small Cap 1750 Index, returned 14.16%.

As the economy continued to exhibit signs of recovery, corporate earnings were stronger than anticipated and some investors appeared to regain confidence in equities. Volatility stayed in the investing mix, as not all news during the period was positive. Markets were upset by events like China’s moves to slow its economy, Greece’s debt worries, and the uncertainty of health care and financial market regulation here at home. Volatility could be with us for some time, as uncertainties persist about employment, housing, and the Federal Reserve’s prospective revision of its credit policy.

Small-capitalization stocks, the focus of the Strategic Small-Cap Equity Fund, outpaced larger-cap stocks by over 1 percentage point for the half-year, as measured by MSCI indexes. The small-cap sector leaders were consumer discretionary, consumer staples, and materials companies. Small-cap stocks have outperformed large-caps since the end of 2007.

Our company evaluation process added value during this period, as our valuation, management-decisions, growth, and quality indicators accurately identified the outperformers and the underperformers. Our valuation model measures the price we will pay for a stock’s earnings or cash flow. The management-decisions model evaluates the decisions corporate managers make to enhance shareholder value, while the growth indicator differentiates between companies whose low valuations are due to poor growth prospects and firms with more attractive prospects. The quality model measures balance-sheet strength and the sustainability of earnings. Our market sentiment model, which assesses investors’ actions regarding a company in the marketplace, was slightly negative for the period.

At the stock level, our selection results were strongest in the technology, financial, and consumer discretionary sectors. Holdings such as PMI Group, Sanmina-SCI, Dana Holding, and Valassis Communications contributed the most to our relative results. On the other hand, our selections in the energy and industrial sectors held back our overall return. CVR Energy and General Cable were two of the larger holdings that did not perform as we expected.

6

We maintain our commitment to a portfolio of companies with lower relative price/earnings and price/cash flow ratios, growth rates near the market’s overall rate, a higher return on equity, quality balance sheets, and positive market sentiment.

We believe this approach to building a portfolio, combined with a disciplined risk-control framework, offers an attractive profile that the market will reward in the long term.

James P. Stetler, Principal and Portfolio Manager

Joel M. Dickson, Principal and Head,
Vanguard Active Quantitative Equity Management

Vanguard Quantitative Equity Group

April 20, 2010

7

Strategic Small-Cap Equity Fund

Fund Profile
As of March 31, 2010

Portfolio Characteristics
			DJ
		MSCI US	U.S. Total
		Small Cap	Market
	Fund 1750	Index	Index
Number of Stocks	511	1,734	4,159
Median Market Cap	$1.4B	$1.4B	$31.4B
Price/Earnings Ratio	17.8x	42.1x	23.0x
Price/Book Ratio	2.0x	1.9x	2.2x
Return on Equity	10.8%	10.2%	19.1%
Earnings Growth Rate	10.7%	4.4%	6.9%
Dividend Yield	1.1%	1.2%	1.7%
Foreign Holdings	0.3%	0.0%	0.0%
Turnover Rate
(Annualized)	67%	—	—
Ticker Symbol	VSTCX	—	—
Expense Ratio[1]	0.43%	—	—
30-Day SEC Yield	0.76%	—	—
Short-Term Reserves	0.2%	—	—

Sector Diversification (% of equity exposure)
			DJ
		MSCI US	U.S. Total
		Small Cap	Market
	Fund 1750	Index	Index
Consumer
Discretionary	16.4%	15.9%	11.0%
Consumer Staples	3.5	3.5	9.8
Energy	5.6	5.7	10.0
Financials	20.5	20.5	17.3
Health Care	11.6	11.8	12.4
Industrials	15.7	15.4	10.9
Information
Technology	16.6	17.5	18.5
Materials	5.5	5.4	4.0
Telecommunication
Services	1.1	0.9	2.6
Utilities	3.5	3.4	3.5

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Small Cap	Market
	1750 Index	Index
R-Squared	0.99	0.93
Beta	0.94	1.17

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Valeant Pharmaceuticals	Pharmaceuticals
International		0.8%
Del Monte Foods Co.	Packaged Foods &
	Meats	0.8
Jarden Corp.	Housewares &
	Specialties	0.7
Oil States International	Oil & Gas
Inc.	Equipment &
	Services	0.7
Big Lots Inc.	General
	Merchandise Stores	0.7
Warnaco Group Inc.	Apparel,
	Accessories &
	Luxury Goods	0.7
Oshkosh Corp.	Construction &
	Farm Machinery &
	Heavy Trucks	0.7
Aeropostale Inc.	Apparel Retail	0.7
Core Laboratories NV	Oil & Gas
	Equipment &
	Services	0.7
Tempur-Pedic	Home Furnishings
International Inc.		0.7
Top Ten		7.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 26, 2010, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended March 31, 2010, the annualized expense ratio was 0.43%.

8

Strategic Small-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): April 24, 2006, Through March 31, 2010

Average Annual Total Returns: Periods Ended March 31, 2010

	Inception	One	Since
	Date	Year	Inception
Strategic Small-Cap Equity Fund	4/24/2006	63.62%	-3.78%

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

9

Strategic Small-Cap Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.1%)[1]
Consumer Discretionary (16.3%)
	Jarden Corp.	37,900	1,262
*	Big Lots Inc.	33,800	1,231
*	Warnaco Group Inc.	25,800	1,231
*	Aeropostale Inc.	42,150	1,215
*	Tempur-Pedic
	International Inc.	39,400	1,188
*	Dana Holding Corp.	93,500	1,111
	Tupperware Brands Corp.	22,700	1,095
*	Valassis Communications Inc.	38,900	1,083
	Finish Line Inc. Class A	62,800	1,025
*	Sally Beauty Holdings Inc.	112,800	1,006
*	Group 1 Automotive Inc.	30,600	975
*	Rent-A-Center Inc.	37,700	892
*	CEC Entertainment Inc.	23,200	884
*	Panera Bread Co. Class A	10,900	834
	Cooper Tire & Rubber Co.	41,500	789
*	WMS Industries Inc.	17,800	747
*	Career Education Corp.	22,700	718
*	La-Z-Boy Inc.	56,400	707
*	JOS A Bank Clothiers Inc.	12,200	667
*	PF Chang’s China Bistro Inc.	15,100	666
	Cracker Barrel Old
	Country Store Inc.	13,724	637
*	TRW Automotive
	Holdings Corp.	20,460	585
*	Papa John’s International Inc.	21,815	561
*	Sinclair Broadcast Group Inc.
	Class A	107,800	548
*	Jo-Ann Stores Inc.	12,800	537
	Scholastic Corp.	13,500	378
*	HSN Inc.	11,900	350
*	Denny’s Corp.	89,572	344
*	Journal Communications Inc.
	Class A	65,675	276
*	New York Times Co. Class A	23,900	266
	John Wiley & Sons Inc.
	Class A	5,900	255
*	Bally Technologies Inc.	6,200	251

			Market
			Value•
		Shares	($000)
*	Carter’s Inc.	7,900	238
*	Steven Madden Ltd.	4,600	225
*	ArvinMeritor Inc.	15,442	206
*	Stein Mart Inc.	22,700	205
*	Corinthian Colleges Inc.	10,200	179
*	Lincoln Educational
	Services Corp.	6,738	171
	Gannett Co. Inc.	9,500	157
	Thor Industries Inc.	4,400	133
*	Steak N Shake Co.	347	132
*	Deckers Outdoor Corp.	861	119
*	Sonic Automotive Inc.
	Class A	10,700	118
*	Talbots Inc.	9,000	117
*	Domino’s Pizza Inc.	8,400	115
*	Skechers U.S.A. Inc. Class A	3,000	109
*	LIN TV Corp. Class A	18,100	104
*	Dolan Media Co.	9,500	103
*	Steiner Leisure Ltd.	2,200	98
	Jones Apparel Group Inc.	4,700	89
	Regis Corp.	4,400	82
*	Timberland Co. Class A	3,300	70
	Big 5 Sporting Goods Corp.	4,300	65
	Cinemark Holdings Inc.	3,200	59
*	Citi Trends Inc.	1,800	58
	Hillenbrand Inc.	2,612	57
	American Greetings Corp.
	Class A	2,600	54
*	Beazer Homes USA Inc.	11,719	53
	Phillips-Van Heusen Corp.	900	52
	Chico’s FAS Inc.	3,565	51
*	Ruby Tuesday Inc.	4,100	43
*	AFC Enterprises Inc.	3,900	42
*	J Crew Group Inc.	900	41
*	Office Depot Inc.	5,136	41
	MDC Holdings Inc.	1,100	38
	Unifirst Corp.	700	36
*	Meritage Homes Corp.	1,400	29
	Dillard’s Inc. Class A	1,200	28
	Harte-Hanks Inc.	2,200	28
*	Brookfield Homes Corp.	3,200	28

10

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
	Sturm Ruger & Co. Inc.	2,200	26
*	Ulta Salon Cosmetics &
	Fragrance Inc.	1,100	25
	Courier Corp.	1,500	25
*	EW Scripps Co. Class A	2,782	24
	Belo Corp. Class A	3,373	23
	Oxford Industries Inc.	1,100	22
*	DSW Inc. Class A	700	18
			28,050
Consumer Staples (3.4%)
	Del Monte Foods Co.	91,200	1,332
	Lancaster Colony Corp.	10,900	643
*	Revlon Inc. Class A	32,800	487
	Andersons Inc.	14,500	486
	Nu Skin Enterprises Inc.
	Class A	16,000	466
	Casey’s General Stores Inc.	14,300	449
*	Central Garden and Pet Co.
	Class A	41,206	377
*	TreeHouse Foods Inc.	7,800	342
	Sanderson Farms Inc.	5,700	306
	Coca-Cola Bottling Co.
	Consolidated	5,200	305
*	American Italian Pasta Co.	6,000	233
*	Rite Aid Corp.	100,100	150
	J&J Snack Foods Corp.	2,900	126
*	United Natural Foods Inc.	3,200	90
*	Alliance One International Inc.	14,200	72
*	Central Garden and Pet Co.	2,700	27
*	Boston Beer Co. Inc. Class A	500	26
	Diamond Foods Inc.	600	25
*	Chiquita Brands
	International Inc.	1,100	17
			5,959
Energy (5.6%)
*	Oil States International Inc.	27,197	1,233
	Core Laboratories NV	9,100	1,190
	Southern Union Co.	43,000	1,091
	World Fuel Services Corp.	34,100	908
*	Stone Energy Corp.	46,200	820
*	Cal Dive International Inc.	90,800	666
*	Bristow Group Inc.	12,500	472
*	Rosetta Resources Inc.	18,800	443
*	Matrix Service Co.	40,842	440
*	Willbros Group Inc.	23,500	282
*	PHI Inc.	13,000	275
	CARBO Ceramics Inc.	3,900	243
*	McMoRan Exploration Co.	12,400	181
*	James River Coal Co.	10,600	169
*	International Coal Group Inc.	30,517	140
*	Gulfport Energy Corp.	12,400	139
*	Swift Energy Co.	4,100	126
*	Global Industries Ltd.	18,219	117
*	Gran Tierra Energy Inc.	18,300	108
	St. Mary Land &
	Exploration Co.	3,000	104

			Market
			Value•
		Shares	($000)
*	Crosstex Energy Inc.	12,000	104
*	Complete Production
	Services Inc.	8,300	96
*	Tetra Technologies Inc.	7,100	87
*	Venoco Inc.	5,229	67
*	Petroquest Energy Inc.	8,714	44
*	Energy XXI Bermuda Ltd.	1,430	26
	Berry Petroleum Co. Class A	900	25
*	Warren Resources Inc.	8,300	21
*	Gastar Exploration Ltd.	3,500	17
			9,634
Financials (20.3%)
	Ares Capital Corp.	74,600	1,107
	Endurance Specialty
	Holdings Ltd.	29,600	1,100
	International
	Bancshares Corp.	46,900	1,078
*	PMI Group Inc.	197,400	1,070
	Bank of Hawaii Corp.	22,600	1,016
	Allied World Assurance Co.
	Holdings Ltd.	19,300	866
	Horace Mann Educators Corp. 54,300		818
	Oriental Financial Group Inc.	59,300	801
	Nelnet Inc. Class A	42,000	780
	HRPT Properties Trust	98,700	768
	Platinum Underwriters
	Holdings Ltd.	20,200	749
*	Dollar Financial Corp.	30,956	745
	Cash America
	International Inc.	16,213	640
	CBL & Associates
	Properties Inc.	42,700	585
	Highwoods Properties Inc.	18,410	584
	Brandywine Realty Trust	47,600	581
	City Holding Co.	16,862	578
	Trustmark Corp.	23,222	567
	UMB Financial Corp.	13,800	560
	United Bankshares Inc.	21,200	556
	First Citizens BancShares Inc.
	Class A	2,700	537
	FirstMerit Corp.	22,917	494
*	World Acceptance Corp.	13,300	480
	American Physicians
	Capital Inc.	14,772	472
	Amtrust Financial
	Services Inc.	32,600	455
*	AmeriCredit Corp.	19,100	454
	Advance America Cash
	Advance Centers Inc.	76,200	443
*	Ashford Hospitality Trust Inc.	60,200	432
	First Potomac Realty Trust	28,700	431
	Douglas Emmett Inc.	27,200	418
	Mid-America Apartment
	Communities Inc.	8,070	418
	CapLease Inc.	75,100	417

11

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
*	Forest City Enterprises Inc.
	Class A	28,900	416
*	MBIA Inc.	62,600	392
	Jones Lang LaSalle Inc.	5,270	384
	U-Store-It Trust	52,300	377
	Aspen Insurance
	Holdings Ltd.	13,000	375
	Bank of the Ozarks Inc.	10,600	373
	Apartment Investment &
	Management Co.	19,900	366
	Equity Lifestyle Properties Inc.	6,700	361
*	Forestar Group Inc.	18,700	353
	Extra Space Storage Inc.	27,800	353
	Mack-Cali Realty Corp.	9,920	350
	Parkway Properties Inc.	18,600	349
	Prosperity Bancshares Inc.	8,500	348
*	FPIC Insurance Group Inc.	12,600	342
*	Grubb & Ellis Co.	153,130	337
	Pennsylvania Real Estate
	Investment Trust	26,970	336
	Infinity Property &
	Casualty Corp.	7,200	327
	PS Business Parks Inc.	6,036	322
	Potlatch Corp.	9,100	319
	Colonial Properties Trust	23,670	305
*	Altisource Portfolio
	Solutions SA	13,600	305
	SL Green Realty Corp.	5,300	304
	Bancfirst Corp.	7,126	299
	Sun Communities Inc.	11,600	292
	LTC Properties Inc.	10,300	279
	Provident New York Bancorp	28,243	268
*	ProAssurance Corp.	4,400	258
	NewAlliance Bancshares Inc.	20,200	255
	Suffolk Bancorp	8,000	246
	Camden National Corp.	7,400	238
	Montpelier Re Holdings Ltd.	14,000	235
	First Financial Corp.	8,100	235
	First Financial Bankshares Inc.	4,100	211
	NBT Bancorp Inc.	8,600	197
*	Credit Acceptance Corp.	4,610	190
	Medical Properties Trust Inc.	17,700	185
*	Cardtronics Inc.	14,100	177
	Republic Bancorp Inc. Class A	7,600	143
	Westamerica Bancorporation	2,300	133
	Community Bank System Inc.	5,800	132
*	PHH Corp.	5,571	131
	Kearny Financial Corp.	12,500	130
	NASB Financial Inc.	5,400	125
	Chimera Investment Corp.	30,400	118
	Fulton Financial Corp.	11,100	113
	Baldwin & Lyons Inc.	4,683	113
	Glimcher Realty Trust	21,700	110
	Simmons First National Corp.
	Class A	3,800	105

			Market
			Value•
		Shares	($000)
*	First Industrial Realty
	Trust Inc.	12,200	95
	Provident Financial
	Services Inc.	7,400	88
*	Sunstone Hotel Investors Inc.	7,526	84
	MFA Financial Inc.	11,200	82
	Winthrop Realty Trust	5,400	65
	Max Capital Group Ltd.	2,800	64
	Wintrust Financial Corp.	1,700	63
*	Greenlight Capital Re Ltd.
	Class A	2,300	61
	DiamondRock Hospitality Co.	5,768	58
	Arrow Financial Corp.	2,134	57
	First Financial Bancorp	3,200	57
	Park National Corp.	900	56
	Student Loan Corp.	1,500	53
	Tompkins Financial Corp.	1,430	52
	Ramco-Gershenson Properties
	Trust	4,600	52
	Great Southern Bancorp Inc.	2,000	45
*	Meridian Interstate Bancorp Inc.	4,169	43
	Southside Bancshares Inc.	2,000	43
*	First Cash Financial
	Services Inc.	1,800	39
	Clifton Savings Bancorp Inc.	3,822	35
	Unitrin Inc.	1,100	31
	NGP Capital Resources Co.	3,600	31
	GAMCO Investors Inc.	600	27
	Alexandria Real Estate
	Equities Inc.	400	27
	Senior Housing
	Properties Trust	1,000	22
	Rockville Financial Inc.	1,800	22
	Trustco Bank Corp.	3,400	21
	Flagstone Reinsurance
	Holdings Ltd.	1,800	21
			35,006
Health Care (11.5%)
*	Valeant Pharmaceuticals
	International	32,900	1,412
*	Emergency Medical
	Services Corp. Class A	18,180	1,028
*	Bruker Corp.	70,000	1,026
	STERIS Corp.	27,400	922
*	LifePoint Hospitals Inc.	23,100	850
*	Tenet Healthcare Corp.	138,300	791
	Cooper Cos. Inc.	19,600	762
*	Health Management
	Associates Inc. Class A	88,300	759
*	American Medical Systems
	Holdings Inc.	38,700	719
*	Bio-Rad Laboratories Inc.
	Class A	6,506	674
*	Cepheid Inc.	38,500	673
	Chemed Corp.	11,500	625

12

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
	Medicis Pharmaceutical
	Corp. Class A	24,700	621
*	Healthsouth Corp.	31,600	591
*,^	Amedisys Inc.	10,700	591
*	Human Genome Sciences Inc.	17,200	519
	Universal Health Services Inc.
	Class B	14,800	519
	PDL BioPharma Inc.	77,800	483
*	Gentiva Health Services Inc.	16,900	478
*	Salix Pharmaceuticals Ltd.	12,700	473
*	Affymetrix Inc.	61,500	451
*	Dionex Corp.	5,500	411
	Invacare Corp.	15,100	401
*	Molina Healthcare Inc.	15,406	388
*	Corvel Corp.	9,900	354
*	Kensey Nash Corp.	13,600	321
*	Cyberonics Inc.	15,191	291
*	Healthspring Inc.	14,800	261
*	PharMerica Corp.	12,500	228
*	Sirona Dental Systems Inc.	5,400	205
*	Par Pharmaceutical Cos. Inc.	7,800	193
*	Amsurg Corp. Class A	8,000	173
*	Savient Pharmaceuticals Inc.	11,903	172
*	Nektar Therapeutics	11,300	172
*	Brookdale Senior Living Inc.	6,979	145
*	eResearchTechnology Inc.	16,800	116
*	Impax Laboratories Inc.	5,400	97
*	Catalyst Health Solutions Inc.	2,200	91
*	Medivation Inc.	8,500	89
*	Zymogenetics Inc.	14,900	85
*	Genomic Health Inc.	4,500	79
*	Kindred Healthcare Inc.	3,600	65
*	Cadence Pharmaceuticals Inc.	5,700	52
*	Biospecifics Technologies Corp.	1,700	47
	Owens & Minor Inc.	1,000	46
*	Virtual Radiologic Corp.	4,000	44
*	Quidel Corp.	2,611	38
*	Immunogen Inc.	4,300	35
*	Odyssey HealthCare Inc.	1,800	33
*	Auxilium Pharmaceuticals Inc.	1,000	31
	Cantel Medical Corp.	1,500	30
*	PSS World Medical Inc.	1,100	26
*	Cell Therapeutics Inc.	45,400	25
*	Sunrise Senior Living Inc.	4,635	24
*	Cel-Sci Corp.	36,530	24
*	Triple-S Management Corp.
	Class B	1,300	23
*	Kendle International Inc.	1,200	21
			19,803
Industrials (15.5%)
*	Oshkosh Corp.	30,400	1,226
*	EnerSys	43,576	1,075
	Triumph Group Inc.	15,100	1,058
	Towers Watson & Co.
	Class A	22,100	1,050

			Market
			Value•
		Shares	($000)
*	Dollar Thrifty Automotive
	Group Inc.	32,000	1,028
*	EMCOR Group Inc.	40,800	1,005
	AO Smith Corp.	18,100	952
*	Avis Budget Group Inc.	81,000	932
	Carlisle Cos. Inc.	24,000	914
*	ACCO Brands Corp.	116,600	893
*	Hawaiian Holdings Inc.	116,700	860
*	Armstrong World
	Industries Inc.	23,200	842
*	WESCO International Inc.	23,900	830
	Apogee Enterprises Inc.	52,042	823
	Briggs & Stratton Corp.	41,500	809
*	General Cable Corp.	28,700	775
*	BE Aerospace Inc.	23,500	716
*	Esterline Technologies Corp.	14,100	697
*	AirTran Holdings Inc.	129,700	659
*	Allegiant Travel Co. Class A	11,000	636
	Brink’s Co.	21,400	604
	Deluxe Corp.	29,400	571
*	M&F Worldwide Corp.	18,200	557
*	SYKES Enterprises Inc.	22,257	508
	Timken Co.	16,600	498
	Hubbell Inc. Class B	9,300	469
	Werner Enterprises Inc.	18,900	438
	Crane Co.	11,600	412
*	Thomas & Betts Corp.	9,000	353
	Universal Forest Products Inc. 7,400		285
*	MasTec Inc.	22,300	281
	Ampco-Pittsburgh Corp.	9,930	246
*	ATC Technology Corp.	13,200	227
	Regal-Beloit Corp.	3,200	190
	AAON Inc.	8,200	186
	Kimball International Inc.
	Class B	24,500	170
*	Alaska Air Group Inc.	3,700	153
	Nordson Corp.	2,200	149
	Toro Co.	3,000	148
	Cubic Corp.	3,900	140
	Watts Water Technologies Inc.
	Class A	4,100	127
*	Powell Industries Inc.	3,793	123
	Albany International Corp.	5,500	118
	Seaboard Corp.	86	112
*	APAC Customer Services Inc. 19,000		109
	Comfort Systems USA Inc.	8,300	104
	Raven Industries Inc.	3,500	103
*	Vicor Corp.	6,700	93
*	Genco Shipping & Trading Ltd.	4,088	86
	John Bean Technologies Corp.	4,700	82
	HNI Corp.	2,900	77
*	United Stationers Inc.	1,300	77
*	Metalico Inc.	12,700	76
	AZZ Inc.	2,100	71
*	Sterling Construction Co. Inc.	4,500	71
	Lindsay Corp.	1,700	70

13

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
*	Colfax Corp.	5,000	59
	Tredegar Corp.	3,300	56
*	GenCorp Inc.	9,100	52
*	Beacon Roofing Supply Inc.	2,600	50
*	Macquarie
	Infrastructure Co. LLC	3,400	47
	ABM Industries Inc.	2,200	47
*	Michael Baker Corp.	1,300	45
*	DynCorp International Inc.
	Class A	3,800	44
	TAL International Group Inc.	2,167	43
	NACCO Industries Inc. Class A	542	40
*	Waste Services Inc.	3,846	38
*	Ladish Co. Inc.	1,848	37
	Quanex Building
	Products Corp.	2,100	35
*	Griffon Corp.	2,300	29
*	SFN Group Inc.	3,529	28
*	Standard Parking Corp.	1,700	28
	Aircastle Ltd.	2,800	27
	Schawk Inc. Class A	1,400	25
	Valmont Industries Inc.	300	25
	Ennis Inc.	1,500	24
*	Cenveo Inc.	2,795	24
*	Fushi Copperweld Inc.	2,100	24
	Standex International Corp.	900	23
*	Consolidated Graphics Inc.	500	21
	Tennant Co.	700	19
	Lawson Products Inc.	1,000	16
			26,770
Information Technology (16.5%)
*	Tech Data Corp.	24,900	1,043
*	Sanmina-SCI Corp.	63,200	1,043
*	Unisys Corp.	28,460	993
*	Plexus Corp.	26,265	946
*	Sybase Inc.	19,382	904
*	Gartner Inc.	39,300	874
*	RF Micro Devices Inc.	175,394	874
	Solera Holdings Inc.	21,900	847
*	Multi-Fineline Electronix Inc.	32,500	837
*	AsiaInfo Holdings Inc.	29,700	787
*	Rovi Corp.	20,483	761
	Syntel Inc.	18,752	721
	Earthlink Inc.	83,900	717
*	Riverbed Technology Inc.	24,900	707
*	Quantum Corp.	258,800	681
*	Teradyne Inc.	60,331	674
*	Conexant Systems Inc.	175,400	596
*	Sohu.com Inc.	10,700	584
*	Anixter International Inc.	12,000	562
*	Acxiom Corp.	31,000	556
*	QLogic Corp.	27,300	554
*	Veeco Instruments Inc.	12,300	535
*	InterDigital Inc.	18,700	521
*	3Com Corp.	67,600	520
*	TriQuint Semiconductor Inc.	71,568	501

			Market
			Value•
		Shares	($000)
*	Monolithic Power
	Systems Inc.	20,100	448
*	Mantech International Corp.
	Class A	8,925	436
*	CSG Systems
	International Inc.	20,784	436
*	Tekelec	23,700	430
*	VeriFone Holdings Inc.	20,700	418
*	TIBCO Software Inc.	35,800	386
*	Atheros Communications Inc.	9,300	360
*,^	Synaptics Inc.	12,900	356
*	Insight Enterprises Inc.	23,700	340
*	Amkor Technology Inc.	48,000	339
*	Silicon Laboratories Inc.	6,900	329
*	SYNNEX Corp.	11,100	328
*	Vishay Intertechnology Inc.	29,700	304
*	JDA Software Group Inc.	10,200	284
	iGate Corp.	28,871	281
*	Lattice Semiconductor Corp.	74,200	272
*	MercadoLibre Inc.	5,500	265
*	Silicon Storage Technology Inc.	75,700	230
*	Skyworks Solutions Inc.	13,600	212
	MAXIMUS Inc.	3,433	209
*	MicroStrategy Inc. Class A	2,200	187
*	TeleTech Holdings Inc.	9,900	169
*	Fairchild Semiconductor
	International Inc. Class A	15,300	163
*	Art Technology Group Inc.	31,300	138
*	Diodes Inc.	5,700	128
*	Netscout Systems Inc.	8,400	124
*	STEC Inc.	10,000	120
	Plantronics Inc.	3,700	116
*	Arris Group Inc.	8,700	105
	Micrel Inc.	9,500	101
*	OSI Systems Inc.	3,400	95
*	DTS Inc.	2,686	91
*	Wright Express Corp.	3,000	90
*	Loral Space &
	Communications Inc.	2,500	88
*	VistaPrint NV	1,500	86
	Renaissance Learning Inc.	5,200	84
*	Netgear Inc.	3,100	81
*	Kopin Corp.	19,800	73
*	ADC Telecommunications Inc.	9,800	72
*	Brightpoint Inc.	9,500	72
*	Volterra Semiconductor Corp.	2,700	68
	Opnet Technologies Inc.	4,200	68
	Pegasystems Inc.	1,800	67
*	Global Cash Access
	Holdings Inc.	6,900	56
*	Entegris Inc.	10,900	55
	ADTRAN Inc.	2,000	53
*	SonicWALL Inc.	5,800	50
*	Interactive Intelligence Inc.	2,522	47
	Blackbaud Inc.	1,800	45
*	Progress Software Corp.	1,400	44

14

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
*	Manhattan Associates Inc.	1,700	43
*	Oplink Communications Inc.	2,300	43
*	Isilon Systems Inc.	4,568	39
*	Quest Software Inc.	2,200	39
*	Bottomline Technologies Inc.	2,300	39
*	Checkpoint Systems Inc.	1,733	38
*	Smith Micro Software Inc.	4,300	38
*	Littelfuse Inc.	966	37
*	ModusLink Global
	Solutions Inc.	4,300	36
*	Aruba Networks Inc.	2,400	33
*	Cypress Semiconductor Corp.	2,600	30
*	Tessera Technologies Inc.	1,400	28
*	Sonus Networks Inc.	10,700	28
*	Power-One Inc.	6,583	28
	Marchex Inc. Class B	5,400	28
*	MICROS Systems Inc.	800	26
*	Omnivision Technologies Inc.	1,500	26
*	Magma Design
	Automation Inc.	8,800	23
	Agilysys Inc.	1,900	21
	CTS Corp.	2,100	20
			28,380
Materials (5.5%)
*	PolyOne Corp.	99,500	1,019
	Rock-Tenn Co. Class A	22,000	1,002
	Innophos Holdings Inc.	34,700	968
	Silgan Holdings Inc.	14,800	891
	Glatfelter	60,637	879
*	Clearwater Paper Corp.	17,300	852
	Worthington Industries Inc.	38,500	666
	Ashland Inc.	10,848	572
*	Solutia Inc.	30,800	496
*	Domtar Corp.	7,600	489
	NewMarket Corp.	3,600	371
	Schweitzer-Mauduit
	International Inc.	5,600	266
	Cytec Industries Inc.	4,100	192
	Stepan Co.	3,200	179
*	Bway Holding Co.	8,700	175
*	Graphic Packaging
	Holding Co.	29,400	106
*	Boise Inc.	11,402	70
*	WR Grace & Co.	2,300	64
	A Schulman Inc.	2,200	54
*	Buckeye Technologies Inc.	3,500	46
	Neenah Paper Inc.	1,944	31
*	Spartech Corp.	1,600	19
			9,407
Telecommunication Services (1.1%)
*	NeuStar Inc. Class A	20,800	524
*	Cincinnati Bell Inc.	110,300	376
*	tw telecom inc Class A	18,100	329
	NTELOS Holdings Corp.	16,900	301
	Atlantic Tele-Network Inc.	3,404	153
	USA Mobility Inc.	6,300	80

			Market
			Value•
		Shares	($000)
	Consolidated Communications
	Holdings Inc.	2,600	49
*	PAETEC Holding Corp.	5,800	27
			1,839
Utilities (3.4%)
	Atmos Energy Corp.	41,400	1,183
	IDACORP Inc.	22,600	782
	NorthWestern Corp.	28,900	775
	Avista Corp.	30,400	630
	Southwest Gas Corp.	17,300	518
	WGL Holdings Inc.	13,600	471
	Unisource Energy Corp.	11,900	374
	Nicor Inc.	8,600	361
	AGL Resources Inc.	8,980	347
	PNM Resources Inc.	13,900	174
	CMS Energy Corp.	7,200	111
	Hawaiian Electric
	Industries Inc.	4,200	94
	Black Hills Corp.	1,422	43
	Chesapeake Utilities Corp.	1,300	39
			5,902
Total Common Stocks
(Cost $138,107)			170,750
Temporary Cash Investments (1.4%)[1]
Money Market Fund (1.3%)
2,3	Vanguard Market
	Liquidity Fund, 0.183%	2,337,957	2,338

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
4,5 Freddie Mac Discount
Notes, 0.245%, 9/21/10	100	100
Total Temporary Cash Investments
(Cost $2,438)		2,438
Total Investments (100.5%)
(Cost $140,545)		173,188
Other Assets and Liabilities (-0.5%)
Other Assets		1,294
Liabilities[3]		(2,219)
		(925)
Net Assets (100%)
Applicable to 10,551,177 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		172,263
Net Asset Value Per Share		$16.33

15

Strategic Small-Cap Equity Fund

At March 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	224,100
Overdistributed Net Investment Income	(236)
Accumulated Net Realized Losses	(84,243)
Unrealized Appreciation (Depreciation)
Investment Securities	32,643
Futures Contracts	(1)
Net Assets	172,263

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $309,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 0.4%,  respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $322,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Strategic Small-Cap Equity Fund

Statement of Operations

Six Months Ended
March 31, 2010
($000)
Investment Income
Income
Dividends	1,180
Interest[1]	1
Security Lending	33
Total Income	1,214
Expenses
The Vanguard Group—Note B
Investment Advisory Services	71
Management and Administrative	239
Marketing and Distribution	19
Custodian Fees	9
Shareholders’ Reports	4
Total Expenses	342
Net Investment Income	872
Realized Net Gain (Loss)
Investment Securities Sold	3,351
Futures Contracts	162
Realized Net Gain (Loss)	3,513
Change in Unrealized Appreciation (Depreciation)
Investment Securities	18,051
Futures Contracts	3
Change in Unrealized Appreciation (Depreciation)	18,054
Net Increase (Decrease) in Net Assets Resulting from Operations	22,439
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Strategic Small-Cap Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	872	1,650
Realized Net Gain (Loss)	3,513	(65,678)
Change in Unrealized Appreciation (Depreciation)	18,054	37,159
Net Increase (Decrease) in Net Assets Resulting from Operations	22,439	(26,869)
Distributions
Net Investment Income	(1,717)	(1,950)
Realized Capital Gain	—	—
Total Distributions	(1,717)	(1,950)
Capital Share Transactions
Issued	17,565	36,953
Issued in Lieu of Cash Distributions	1,618	1,815
Redeemed	(32,159)	(45,230)
Net Increase (Decrease) from Capital Share Transactions	(12,976)	(6,462)
Total Increase (Decrease)	7,746	(35,281)
Net Assets
Beginning of Period	164,517	199,798
End of Period[1]	172,263	164,517
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($236,000) and $609,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Small-Cap Equity Fund

Financial Highlights

	Six Months				April 20,
	Ended				2006[1] to
	March 31,	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$14.32	$16.60	$21.28	$19.04	$20.00
Investment Operations
Net Investment Income	.085	.145	.160	.220	.090
Net Realized and Unrealized Gain (Loss)
on Investments	2.085	(2.257)	(4.479)	2.170	(1.050)
Total from Investment Operations	2.170	(2.112)	(4.319)	2.390	(.960)
Distributions
Dividends from Net Investment Income	(.160)	(.168)	(.210)	(.150)	—
Distributions from Realized Capital Gains	—	—	(.151)	—	—
Total Distributions	(.160)	(.168)	(.361)	(.150)	—
Net Asset Value, End of Period	$16.33	$14.32	$16.60	$21.28	$19.04

Total Return[2]	15.29%	-12.48%	-20.50%	12.58%	-4.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$172	$165	$200	$257	$180
Ratio of Total Expenses to
Average Net Assets	0.43%[3]	0.43%	0.38%	0.38%	0.40%[3]
Ratio of Net Investment Income to
Average Net Assets	1.10%[3]	1.18%	0.83%	1.07%	1.20%[3]
Portfolio Turnover Rate	67%[3]	76%	99%	73%	35%

1 Subscription period for the fund was April 20, 2006, to April 24, 2006, during which time all assets were held in money market instruments. Performance measurement began April 24, 2006, at a net asset value of $20.01.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Small-Cap Equity Fund

Notes to Financial Statements

Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and for the period ended March 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

20

Strategic Small-Cap Equity Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2010, the fund had contributed capital of $31,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.01% of

Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	170,750	—	—
Temporary Cash Investments	2,338	100	—
Futures Contracts—Liabilities[1]	(13)	—	—
Total	173,075	100	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	June 2010	25	1,693	(1)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

21

Strategic Small-Cap Equity Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

For tax purposes, at September 30, 2009, the fund had available capital loss carryforwards totaling $31,060,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $56,707,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2010, the cost of investment securities for tax purposes was $140,545,000. Net unrealized appreciation of investment securities for tax purposes was $32,643,000, consisting of unrealized gains of $37,874,000 on securities that had risen in value since their purchase and $5,231,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2010, the fund purchased $52,026,000 of investment securities and sold $66,023,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	March 31, 2010	September 30, 2009
	Shares	Shares
	(000)	(000)
Issued	1,163	3,107
Issued in Lieu of Cash Distributions	111	157
Redeemed	(2,212)	(3,808)
Net Increase (Decrease) in Shares Outstanding	(938)	(544)

H. In preparing the financial statements as of March 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended March 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Small-Cap Equity Fund	9/30/2009	3/31/2010	Period
Based on Actual Fund Return	$1,000.00	$1,152.89	$2.31
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.79	2.17

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.43%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Strategic Small-Cap Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the fund’s investment advisor. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management since its inception in 2006, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the fund’s performance since inception, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion and that the fund has modestly underperformed its benchmark and peer group over the short- and long-term. Information about the fund’s most recent  performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

26

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6152 052010

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 21, 2010

VANGUARD HORIZON FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 21, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, is Incorporated by Reference.